                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                                              permitted by Rule 14a-6(e)(2))
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                           COMMUNICATION CABLE, INC.
                (Name of Registrant as Specified in Its Charter)
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                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                                 P. O. Box 1757
                               Sanford, NC 27330
                                                       December   , 1995
        Dear Shareholder:
             You are invited to attend a Special Meeting of Shareholders of Communication Cable, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, January 18, 1996, at the Company's headquarters located at 1378 Charleston Drive, Sanford, North
        Carolina 27330. The Special Meeting is being held in response to a tender offer commenced on November 29, 1995 by Kuhlman
        Acquisition Corp. (the "Purchaser"), a North Carolina corporation and a wholly-owned subsidiary of Kuhlman
        Corporation, a Delaware corporation, to purchase any and all outstanding shares of the common stock, par value $1.00 per share, of the Company (the "Shares") for $12.00 per share (the
        "Offer Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal
        (which together constitute the "Offer"), copies of which are attached as Exhibits A and B to the accompanying Proxy
        Statement.
             THE BOARD OF DIRECTORS OF THE COMPANY HAS CAREFULLY
        CONSIDERED THE TERMS AND CONDITIONS OF THE OFFER AND HAS
        OBTAINED A FAIRNESS OPINION FROM INTERSTATE/JOHNSON LANE
        CORPORATION INDICATING THAT THE OFFER PRICE IS FAIR TO THE
        COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. A COPY OF
        SUCH OPINION IS ATTACHED AS EXHIBIT C TO THE ACCOMPANYING PROXY
        STATEMENT.
             At the Special Meeting, shareholders (other than holders of Shares beneficially owned by any employee of the Company who is also a director of the Company, by any officer of the Company or by the Purchaser) will be asked to consider and vote upon a proposal to grant voting rights to all of the Shares beneficially owned by the Purchaser or to be acquired by the Purchaser pursuant to the Offer or otherwise. The accompanying formal Notice of Special Meeting of Shareholders and Proxy
        Statement describe more fully the details of the Offer and the Voting Rights Proposal on which action will be taken at the Special Meeting. The Board of Directors of the Company is taking no position with respect to the Voting Rights Proposal.
             Whether or not you plan to attend the Special Meeting on January 18, 1996, it is important that all shares entitled to vote be represented there. If you are entitled to vote but are unable to attend the Special Meeting, then please sign, date and mail the enclosed proxy in the enclosed stamped envelope at your earliest convenience.
                                         On behalf of the Board of Directors,
                                         Sincerely,
                                         JAMES R. FORE
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                              Post Office Box 1757
                         Sanford, North Carolina 27330
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                                     Sanford, NC
                                                               December   , 1995
TO THE SHAREHOLDERS OF COMMUNICATION CABLE, INC.:
     Notice is hereby given that a Special Meeting of Shareholders of Communication Cable, Inc. (the "Company") will be held at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330 on Thursday, January 18, 1996, at 10:00 a.m., Eastern time, to consider and vote upon a proposal to grant voting rights to all of the shares of common stock, par value $1.00 per share, of the Company (the "Shares") at any time acquired by or for Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser"), directly or indirectly, in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act, including any and all Shares that may be acquired by the Purchaser pursuant to its offer to purchase any and all outstanding Shares at $12.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in its Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
     The Board of Directors has fixed the close of business on December 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or at any and all adjournments thereof. The transfer books will not be closed.
     Your attention is directed to the accompanying Proxy Statement.
                                         By Order of the Board of Directors,
                                         WILLIAM B. COOPER
                                         SECRETARY-TREASURER
     IMPORTANT NOTE: It is important that all shareholders entitled to vote be represented at the Special Meeting. Shareholders entitled to vote who are unable to attend the meeting in person should sign, date and return the enclosed form of proxy, which will be used at the Special Meeting. A stamped envelope is enclosed herewith for that purpose.

                           COMMUNICATION CABLE, INC.
                             1378 Charleston Drive
                              Post Office Box 1757
                         Sanford, North Carolina 27330
                                PROXY STATEMENT
                                                               December   , 1995
                                  INTRODUCTION
     The enclosed proxy is solicited by the Board of Directors of Communication Cable, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at the Company's headquarters located at 1378 Charleston Drive, Sanford, North Carolina 27330 at 10:00 a.m., Eastern time, on Thursday, January 18, 1996, and at any and all adjournments thereof (the "Special Meeting"), for the purpose set forth in the accompanying notice. This Proxy Statement and enclosed proxy are first being mailed to shareholders on or about the date hereof.
                               PROXY SOLICITATION
     Proxies are being solicited by mail. The cost of such solicitation will be borne by the Company, subject to reimbursement by the Purchaser referred to below. The Company will mail proxies from lists provided by the transfer agent and will rely on all shareholders to promptly execute and return their proxies in order to avoid the costs associated with professional proxy solicitation. If necessary, however, the Company will engage a professional proxy solicitor on customary terms, in which case the Purchaser will reimburse the Company for such expense. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies by telephone, by telegraph or by personal contact. These persons will receive no compensation other than their regular salaries but will be reimbursed for any expenses incurred.
                                VOTING PROCEDURE
     The Board of Directors has fixed the close of business on December 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the close of business on December 7, 1995, there were issued and outstanding 2,580,208 shares of common stock, par value $1.00 per share, of the Company ("Shares"). Shares constituting "interested shares" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act") are not entitled to vote at the Special Meeting, of which 268,228 were issued and outstanding at the close of business on December 7, 1995. Only the remaining 2,311,980 Shares are entitled to vote at the Special Meeting, each of which is entitled to one vote. The approval of the Voting Rights Proposal (as described below) requires the affirmative vote of the holders of at least a majority of all the outstanding Shares (not including "interested shares").
     Shares entitled to vote at the Special Meeting cannot be voted at the Special Meeting unless the owner of record at the close of business on December 15, 1995 is present to vote in person or is represented by valid proxy. Utilization of the enclosed proxy is a means by which such a shareholder may authorize the voting of his, her or its Shares at the Special Meeting. All Shares entitled to vote that are represented by valid proxies received by William B. Cooper, the Secretary of the Company, prior to the time they are voted will be as specified by the shareholder. If the shareholder does not specify how the shares are to be voted, then they will be voted FOR the Voting Rights Proposal. A proxy may be revoked by the shareholder at any time prior to the time it is voted upon the delivery of written notice to the Secretary of the Company, or by attending the meeting and electing to vote in person.
                             VOTING RIGHTS PROPOSAL
THE OFFER
     On November 29, 1995, Kuhlman Acquisition Corp. (the "Purchaser"), a North Carolina corporation and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation ("Kuhlman"), commenced a tender offer to purchase any and all outstanding shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock"), for $12.00 per Share (the "Offer Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 (the "Offer to Purchase") and the related Letter of Transmittal (together, the

"Offer"), copies of which are attached hereto as Exhibits A and B, respectively. For further information about the Purchaser and Kuhlman, see Section 9 of the Offer to Purchase.
     The Offer to Purchase states that the purpose of the Offer is to enable the Purchaser to acquire control of the Company. It further states that, as soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum representation obtainable on the Company's Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer.
     THE BOARD OF DIRECTORS OF THE COMPANY HAS CAREFULLY CONSIDERED THE TERMS AND CONDITIONS OF THE OFFER AND HAS OBTAINED A FAIRNESS OPINION FROM INTERSTATE/JOHNSON LANE CORPORATION THAT THE OFFER PRICE IS FAIR TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. A COPY OF SUCH OPINION IS ATTACHED HERETO AS EXHIBIT C.
     The Offer is conditioned upon, among other things, (1) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares that, when added to the Shares beneficially owned by the Purchaser (including the Shares subject to the Stock Option Agreement between the Purchaser and the Company's President and Chief Executive Officer referred to in the Offer to Purchase), constitutes at least 80% of the Shares outstanding on a fully diluted basis (the "Minimum Tender Condition") and (2) the Purchaser being satisfied, in its sole discretion, that the Control Act has been complied with or is invalid or otherwise inapplicable to the Offer and that all Shares then owned by the Purchaser have, and all Shares tendered for purchase pursuant to the Offer will have, upon purchase by the Purchaser, the same voting rights as all other Shares not constituting "interested shares" within the meaning of the Control Act (the "Voting Rights Condition"). The Company has been advised by the Purchaser that the Purchaser believes that shareholder approval of the Voting Rights Proposal described below would satisfy the Voting Rights Condition.
THE VOTING RIGHTS PROPOSAL
     The Voting Rights Proposal is as follows: To grant voting rights to all of the Shares at any time acquired by or for the Purchaser, directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all Shares that may be acquired by the Purchaser pursuant to its offer to purchase any and all outstanding Shares at $12.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in its Offer, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting. The Voting Rights Proposal is being made in compliance with the Control Act.
     The Control Act provides that an entity that acquires "control shares" of a publicly held North Carolina corporation may not vote those shares unless a majority of all the outstanding shares of the corporation (not including "interested shares") entitled to vote for the election of directors adopts a resolution to accord voting rights to the control shares. An entity acquires control shares whenever it acquires shares that would bring its voting power in the corporation to one of three thresholds: 20%, 33% or 50%. As used in the Control Act, the term "interested shares" means shares of the corporation beneficially owned by any person who has acquired or proposes to acquire control shares in a control share acquisition, by any officer of the corporation or by any employee of the corporation who is also a director of the corporation. The disinterested shareholders decide whether to accord votes to such shares at the corporation's next shareholders' meeting, unless the acquiror requests management to hold a special meeting of shareholders for such purpose and files a statement divulging certain information about itself and its intended plans. If such a meeting is requested, it must be held within 50 days of such request.
     On November 29, 1995, the Purchaser delivered an "acquiring person statement" to the Company as required by the Control Act, a copy of which is attached hereto as Exhibit D, and requested that a special meeting be called for the purpose of acting upon the Voting Rights Proposal. The Company has called the Special Meeting in response to the Purchaser's request and in compliance with the Control Act.
REDEMPTION RIGHTS
     Section 55-9A-06 of the North Carolina Business Corporation Act (the "NCBCA"), which is part of the Control Act, provides a right of redemption for the shareholders of a "covered corporation" (such as the Company) following a vote of the shareholders to accord voting rights to "control shares" acquired in a control share acquisition. The Control Act by its terms would apply to a non-exempt acquisition by the Purchaser of 20% or more of all outstanding Shares in the present circumstances and would apply, therefore, to consummation of the Offer upon satisfaction of the Minimum Tender Condition. The Company intends to comply with the Control Act. Therefore, the Company will honor the redemption rights provided for by statute.
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     If the Voting Rights Proposal is approved at the Special Meeting and the Purchaser obtains a majority of all voting power for the election of directors, then all Company shareholders (other than the Purchaser) shall have the right, as prescribed in Section 55-9A-06 of the NCBCA, to have their shares redeemed by the Company at the "fair value" of those shares as of the day prior to the date on which the Voting Rights Proposal was approved. Under Subsection (b) of
Section 55-9A-06, however, a shareholder will have no right of redemption unless the holder gives to the Company, at or prior to the Special Meeting, written notice that, if the Voting Rights Proposal is approved, then such holder may ask for the redemption of such holder's Shares. Such right of redemption is exercisable at any time within 30 days after the date on which the shareholder receives notice from the Company of such holder's right of redemption.
     The Company has been advised by the Purchaser that, should the Voting Rights Proposal be approved, then, upon satisfaction or waiver of the other conditions to the Offer, the Offer will be consummated promptly. If the Voting Rights Proposal is approved, then the Company also will promptly notify its shareholders of that fact and will remind them that they may exercise their redemption rights within 30 days of receipt of such notice to the extent that they gave the Company the notice required by Subsection (b) of Section 55-9A-06 of the Control Act at or prior to the Special Meeting. Under the Control Act, the Company will have an additional 30 days from its receipt of a shareholder's demand for payment within which to effect redemption.
     Representatives of KPMG Peat Marwick will attend the Special Meeting. They will have an opportunity to make a statement, if they so desire, and respond to appropriate questions.
     No individual other than James F. Fore who has been a director or executive officer of the Company at any time since November 1, 1994 has any substantial interest in the Voting Rights Proposal, except insofar as such individuals own Shares and options to purchase Shares (as described below). Mr. Fore has entered into a Stock Option Agreement and an Employment Agreement with the Purchaser and Kuhlman. Agreement with the Purchaser. For information about such arrangements, see the introduction and Section 11 of the Offer to Purchase.
          SHARES OWNED BY CERTAIN SHAREHOLDERS, DIRECTORS AND OFFICERS
     The table below shows, as of December 7, 1995, the beneficial ownership of Shares by each shareholder known by management of the Company to own more than 5% of the outstanding Shares, by each director and named executive officer of the Company and by all directors and executive officers of the Company. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The address of each individual is c/o Communication Cable, Inc., 1378 Charleston Drive, P. O. Box 1757, Sanford, NC 27330.

NAME                                                              NUMBER OF SHARES (1), (2)    PERCENTAGE OF CLASS
James R. Fore..................................................              315,603                   12.0%
Charles L. Wellard.............................................              315,971                   12.0%
John L. Bitter, Jr.............................................               22,208                      *
George J. Falconero............................................               23,230(3)                   *
Benjamin Greene................................................               22,675                      *
William B. Cooper..............................................               24,061                      *
William C. Cullen..............................................               20,677                      *
Steve B. Payne.................................................               24,809                      *
Henry H. Lawton................................................                7,773                      *
Directors and executive officers as a group (9 persons)........              777,007                   27.7%

 * Less than one percent.
(1) Includes certain Shares that certain persons have the right to acquire within 60 days of the date hereof upon the exercise of currently exercisable options: James R. Fore, 47,475; Charles L. Wellard, 47,475; John L. Bitter, Jr., 18,042; George J. Falconero, 21,130; Benjamin Greene, 18,042; William
    B. Cooper, 24,061; William C. Cullen, 20,677; Steve B. Payne, 24,809; and Henry H. Lawton, 7,773.
(2) The Company has received an initial Schedule 13D filing of Purchaser and Kuhlman, dated as of November 29, 1995, reporting the interest of the Purchaser and Kuhlman under the Stock Option Agreement dated November 20, 1995 among the Purchaser, Kuhlman and James R. Fore. For additional information about such Stock Option Agreement, see the introduction in the Offer to Purchase attached hereto as Exhibit A.
(3) Estimated.
                                       3

           DEADLINE FOR SHAREHOLDER PROPOSALS -- 1996 ANNUAL MEETING
     A proposal that a shareholder intends to present at the 1996 Annual Meeting can be considered for inclusion in the proxy materials for that meeting only if received by the Company at its principal office before November 15, 1995.
     If the date of the 1996 Annual Meeting is advanced more than 30 days or delayed by more than 90 calendar days from March 12, 1996, the Company shall inform the shareholders of the change.
                             ADDITIONAL INFORMATION
CURRENT INFORMATION AVAILABLE IN SEC FILINGS
     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other documents and information with the Securities and Exchange Commission (the "SEC"). The Company's officers, directors and principal shareholders are also presently subject to filing requirements, as well as certain trading restrictions, imposed under the Exchange Act. Such reports, proxy statements and other documents and information are available for inspection and copying at the reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained at prescribed rates from the SEC Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
          The following documents are incorporated into this Proxy Statement by reference:
          1. The Company's Annual Report to Shareholders for the year ended October 31, 1994;
          2. The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1995;
          3. The Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1995; and
          4. The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1995.
Such documents are included with this Proxy Statement.
                                         WILLIAM B. COOPER
                                         SECRETARY-TREASURER
     IF YOU ARE ENTITLED TO VOTE, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL PROMPTLY IN THE ACCOMPANYING ENVELOPE.
                                       4

                                                                Exhibit A

                           OFFER TO PURCHASE FOR CASH
                 ANY AND ALL OUTSTANDING SHARES OF COMMON STOCK
                                       OF
                           COMMUNICATION CABLE, INC.
                                       AT
                              $12.00 NET PER SHARE
                                       BY
                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
        NEW YORK CITY TIME, ON MONDAY, JANUARY 22, 1996, UNLESS EXTENDED.
THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, WHEN ADDED TO THE SHARES BENEFICIALLY OWNED BY THE PURCHASER (INCLUDING THE SHARES SUBJECT TO THE STOCK OPTION AGREEMENT REFERRED TO HEREIN), CONSTITUTES AT LEAST 80% OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE "MINIMUM TENDER CONDITION") AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE "VOTING RIGHTS CONDITION").
                                   IMPORTANT
     Any holder of Shares desiring to tender all or any portion of such Shares should either (1) complete and sign the enclosed Letter of Transmittal or a facsimile copy thereof in accordance with the instructions in the Letter of Transmittal and mail or deliver it with such holder's stock certificates, and any other required documents to the Depositary (or tender such Shares pursuant to the procedure for book-entry transfer set forth in Section 3, if such means are available to such holder) or (2) request such holder's broker, dealer, bank or other nominee to effect the transaction for such holder. A holder whose Shares are registered in the name of a broker, dealer, bank or other nominee must contact such broker, dealer, bank or other nominee to tender such Shares.
     Any holder who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer of Shares, may tender such Shares by following the procedure for guaranteed delivery set forth in Section 3.
     Questions and requests for assistance or for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                         (212) 440-9800 (Call Collect)
November 29, 1995

TO THE SHAREHOLDERS OF
  COMMUNICATION CABLE, INC.:
     Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser") and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation ("Kuhlman"), hereby offers to purchase any and all outstanding shares (the "Shares") of common stock, par value $1.00 per share (the "Common Stock"), of Communication Cable, Inc., a North Carolina corporation (the "Company"), at $12.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and in the related Letter of Transmittal (which together constitute the "Offer"). The holders of Shares are referred to herein as "Shareholders" or "holders." Tendering Shareholders will not be obligated to pay brokerage commissions, fees or, except as otherwise provided in the Letter of Transmittal, transfer taxes with respect to the purchase of Shares by the Purchaser pursuant to the Offer. The Purchaser will pay all charges and expenses of Harris Trust Company of New York, as Depositary, and of Georgeson & Company Inc., as Information Agent, in connection with the Offer.
     The purpose of the Offer is to enable the Purchaser to acquire control of the Company. As soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum representation obtainable on the Company's Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer. It is possible that the Purchaser ultimately will acquire the entire equity interest in the Company, although the Purchaser has not yet determined whether or how to pursue that end other than by offering to purchase any and all Shares in the Offer. For a discussion of different scenarios in which the Company might become a party to a merger, see Section 12 of this Offer to Purchase.
     THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE OFFER A NUMBER OF SHARES THAT, WHEN ADDED TO THE SHARES BENEFICIALLY OWNED BY THE PURCHASER (INCLUDING THE SHARES SUBJECT TO THE STOCK OPTION AGREEMENT REFERRED TO HEREIN), CONSTITUTES AT LEAST 80% OF THE COMMON STOCK OUTSTANDING ON A FULLY DILUTED BASIS (THE MINIMUM TENDER CONDITION) AND (2) THE PURCHASER BEING SATISFIED, IN ITS SOLE DISCRETION, THAT THE NORTH CAROLINA CONTROL SHARE ACQUISITION ACT HAS BEEN COMPLIED WITH OR IS INVALID OR OTHERWISE INAPPLICABLE TO THE OFFER AND THAT ALL SHARES THEN OWNED BY THE PURCHASER HAVE, AND ALL SHARES TENDERED FOR PURCHASE PURSUANT TO THE OFFER WILL HAVE, UPON PURCHASE BY THE PURCHASER, THE SAME VOTING RIGHTS AS ALL OTHER SHARES NOT CONSTITUTING "INTERESTED SHARES" WITHIN THE MEANING OF SUCH ACT (THE VOTING RIGHTS CONDITION). SEE SECTION 15.
     THE OFFER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES FOR ANY MEETING OF THE COMPANY'S SHAREHOLDERS. ANY SUCH SOLICITATION BY KUHLMAN OR THE PURCHASER WILL BE MADE ONLY PURSUANT TO SEPARATE PROXY MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT").
     The Offer will expire at 12:00 midnight, New York City time, on Monday, January 22, 1996, unless extended.
     On November 20, 1995, the Purchaser and Kuhlman entered into a Stock Option Agreement (the "Stock Option Agreement") with James R. Fore, the Company's President and Chief Executive Officer, who is referred to herein as the "Selling Stockholder." The Stock Option Agreement covers all Shares owned by the Selling Stockholder at any time until January 15, 1996, subject to extension in certain circumstances (the "Selling Stockholder's Shares"). At the date of the Stock Option Agreement, the Selling Stockholder represented and warranted to the Purchaser that he owned 268,128 Shares, as well as presently exercisable options to purchase an additional 47,475 Shares. The Selling Stockholder is obligated to exercise "in-the-money" options, subject to extension in certain circumstances, upon the written request of the Purchaser following an exercise of either of the Put Option or the Call Option referred to below. On the assumption that all of the Selling Stockholder's options are in-the-money, at the date of the Stock Option Agreement the Selling Stockholder's Shares consisted of 315,603 Shares. Pursuant to the Stock Option Agreement: (1) the Selling Stockholder has an option (the "Put Option") to sell all of the Selling Stockholder's Shares to the Purchaser at any time and from time to time until the close of business on January 15, 1996, subject to extension in certain circumstances, at a purchase price of $12.00 per share (the "Exercise Price"); and (2) the Purchaser has an option (the "Call Option") to purchase all of the Selling Stockholder's Shares from the Selling Stockholder at any time and from time to time after December 31, 1995 until the close of business on January 15, 1996, subject to extension in certain circumstances, at the Exercise Price. See Section 11 for further information relating to the Stock Option Agreement, including the circumstances under which the terms of the Put Option and Call Option may be extended.
     According to the Company's Quarterly Report on Form 10-Q for its quarterly period ended July 31, 1995 (the "Company's 10-Q"), on July 31, 1995 there were issued and outstanding 2,574,005 Shares. According to the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 1994 (the "Company's 1994 10-K"), on October 31, 1994 there were issued and outstanding options to purchase 240,567 Shares, all of which were then exercisable. Consequently, if the
                                       2

Purchaser acquires 315,603 Shares pursuant to the Stock Option Agreement, then, including 100 Shares purchased by the Purchaser in the open market on November 27, 1995, the Purchaser will own approximately 12.0% of the 2,621,480 Shares assumed to be outstanding (without giving effect to the exercise of any of the options to purchase 193,092 other Shares assumed to be outstanding and exercisable) and 11.2% of the 2,814,572 Shares assumed to be outstanding (giving effect to the exercise of the options to purchase all 193,092 other Shares assumed to be outstanding and exercisable). Assuming that no Shares were issued after July 31, 1995 and that no options were granted or became exercisable after October 31, 1994, the Minimum Tender Condition would be satisfied if an aggregate of 1,935,955 Shares (other than the Shares subject to the Stock Option Agreement and the 100 Shares purchased by the Purchaser on November 27, 1995) were validly tendered by the Expiration Date and not withdrawn. The actual number of Shares that constitutes the Minimum Tender Condition will depend on the Company's capital accounts as they exist when the Offer is consummated.
     THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.
     1. TERMS OF THE OFFER; NUMBER OF SHARES. Upon the terms and subject to the conditions of the Offer, the Purchaser will accept for payment and purchase any and all Shares that are validly tendered and not properly withdrawn on or prior to the Expiration Date (as hereinafter defined). The term "Expiration Date" shall mean 12:00 Midnight, New York City time, on Monday, January 22, 1996, unless the Purchaser, in its sole discretion, shall have extended the period of time for which the Offer is open, in which event the term "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Purchaser, shall expire.
     The Purchaser expressly reserves the right, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary. During any such extension, all Shares previously tendered and not accepted for payment or withdrawn will remain subject to the Offer and may be accepted for payment by the Purchaser.
     If the Purchaser decreases the percentage of Shares being sought or increases or decreases the consideration to be paid for Shares pursuant to the Offer, and if the Offer is scheduled to expire at any time before the expiration of a period of 10 business days from and including the date that notice of such increase or decrease is first published, sent or given in the manner specified below, then the Offer will be extended until the expiration of such period of 10 business days. If the Purchaser makes a material change in the terms of the Offer (other than a change in price or percentage of Shares sought) or in the information concerning the Offer, or waives a material condition of the Offer, then the Purchaser will extend the Offer, if required by applicable law, for a period sufficient to allow Shareholders to consider the amended terms of the Offer. For purposes of the Offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 A.M. through 12:00 Midnight, New York City time.
     The Purchaser also reserves the right (i) upon the occurrence of any of the conditions specified in Section 15 (including, without limitation, the Minimum Tender Condition), to delay (except as otherwise required by applicable law) acceptance for payment of or payment for Shares, or to terminate the Offer and not accept for payment or pay for Shares, or (ii) at any time or from time to time to amend the Offer in any respect or to waive or modify the Minimum Tender Condition or any other condition of the Offer (subject, in any case, to any applicable requirement that the Offer be extended for a period sufficient to allow Shareholders to consider such amendment, waiver or modification). The reservation by the Purchaser of the right to delay acceptance for payment of or payment for Shares is subject to the provisions of applicable law which require that the Purchaser pay the consideration offered or return the Shares deposited as promptly as practicable after termination or withdrawal of the Offer.
     Any such extension, delay, termination or amendment will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be made no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Purchaser may choose to make any such public announcement, the Purchaser shall have no obligation (except as otherwise required by applicable law) to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.
     A request is being made to the Company for the use of its stockholder lists and security position listings for the purpose of disseminating the Offer to Shareholders. This Offer to Purchase and the related Letter of Transmittal will be mailed by the Purchaser to record holders of Shares on the date hereof and will be furnished to brokers, dealers, banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the stockholder list or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Shares.
                                       3

     2. ACCEPTANCE FOR PAYMENT AND PAYMENT FOR SHARES. Upon the terms and subject to the conditions of the Offer, the Purchaser will accept for payment, and will pay for Shares validly tendered and not properly withdrawn (including during any extension of the Offer, if the Offer is extended, subject to the terms of such extension), as soon as practicable after the later of (i) the Expiration Date and (ii) the satisfaction or waiver of the conditions set forth in Section 15.
     For purposes of the Offer, the Purchaser shall be deemed to have accepted for payment (and thereby purchased) tendered Shares if, as and when the Purchaser gives oral or written notice to the Depositary, as agent for tendering Shareholders, of its acceptance for payment of such Shares pursuant to the Offer. Payment for Shares purchased pursuant to the Offer will be made by deposit of the purchase price with the Depositary, which will then transmit payments to tendering Shareholders. Under no circumstances will interest on the purchase price for Shares be paid by the Purchaser, regardless of any delay in transmitting such payments. If the Purchaser increases the consideration to be paid for Shares pursuant to the Offer, then the Purchaser will pay such increased consideration for all Shares purchased pursuant to the Offer. If any tendered Shares are not purchased pursuant to the Offer for any reason, or if certificates are submitted for more Shares than are tendered, then certificates for such unpurchased Shares will be returned, without expense to the tendering Shareholder (or, in the case of Shares delivered by book-entry transfer within a Book-Entry Transfer Facility as described in Section 3 below, such Shares will be credited to an account maintained within such Book-Entry Transfer Facility), without expense to the tendering Shareholder, as promptly as practicable following the expiration or termination of the Offer. Delivery of documents to a Book-Entry Transfer Facility in accordance with Book-Entry Transfer Facility procedures does not constitute delivery to the Depositary.
     If the Purchaser extends the Offer, is delayed in its acceptance for payment of, or payment for, Shares or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Purchaser's rights under this Offer to Purchase, the Depositary may, nevertheless, on behalf of the Purchaser and subject to Rule 14e-1 under the Exchange Act, retain tendered Shares, and such Shares may not be withdrawn, except to the extent tendering holders are entitled to, and duly exercise, withdrawal rights as described in Section 4.
     The Purchaser reserves the right to transfer or assign to one or more of its affiliates or direct or indirect subsidiaries the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment by the Purchaser will not relieve it of its obligations under the Offer and will not prejudice the rights of tendering Shareholders to receive payment for Shares properly tendered and accepted for payment pursuant to the Offer.
     3. PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES. For a Shareholder validly to tender Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents must be received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase, and either the certificates for such Shares must be delivered to the Depositary or pursuant to the procedure for book-entry transfer set forth below (and a confirmation of receipt of such tendered Shares received by the Depositary), in each case prior to the Expiration Date, or else the Shareholder must comply with the guaranteed delivery procedure set forth below.
     Within two business days after the date of this Offer to Purchase, the Depositary will establish an account with respect to the Shares at The Depository Trust Company, the Midwest Securities Trust Company and the Philadelphia Depository Trust Company (individually, a "Book-Entry Transfer Facility," and, collectively, the "Book-Entry Transfer Facilities"). Any financial institution that is a participant in a Book-Entry Transfer Facility system may make book-entry delivery of Shares by causing a Book-Entry Transfer Facility to transfer such Shares into the Depositary's account in accordance with such Book-Entry Transfer Facility procedure for such transfer. Although delivery of Shares may be effected through book entry at such Book-Entry Transfer Facility, the Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents must, in any case, be received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase by the Expiration Date, or else the Shareholder must comply with the guaranteed delivery procedure set forth below.
     Except as otherwise provided below, all signatures on a Letter of Transmittal must be guaranteed by an eligible institution in a recognized Medallion Guarantee Program (an "Eligible Institution"). An Eligible Institution means a firm or any other entity identified in Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association. A verification by a notary public is not acceptable. Signatures on a Letter of Transmittal need not be guaranteed if the Letter of Transmittal is signed by the registered holder(s) of the Share certificates submitted therewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special
                                       4

Delivery Instructions" on the Letter of Transmittal. See Instruction 1 of the Letter of Transmittal. If the certificate(s) are registered in the name of a person other than the signer of the Letter of Transmittal, or if payment is to be made or unpurchased Shares are to be issued to a person other than the registered owner, then the certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate(s), with the signature(s) on the certificate(s) or power(s) of attorney guaranteed as aforesaid. See Instruction 5 of the Letter of Transmittal.
     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF SENT BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
     IN ORDER TO PREVENT BACKUP FEDERAL INCOME TAX WITHHOLDING AT A 31% RATE ON PAYMENTS MADE TO CERTAIN SHAREHOLDERS WITH RESPECT TO THE PURCHASE PRICE OF SHARES PURCHASED PURSUANT TO THE OFFER, EACH SUCH SHAREHOLDER MUST, UNLESS AN EXEMPTION APPLIES, PROVIDE THE DEPOSITARY WITH SUCH HOLDER'S CORRECT TAXPAYER IDENTIFICATION NUMBER AND CERTIFY THAT SUCH HOLDER IS NOT SUBJECT TO BACKUP FEDERAL INCOME TAX WITHHOLDING BY COMPLETING THE SUBSTITUTE FORM W-9 INCLUDED WITH THE LETTER OF TRANSMITTAL.
     If a Shareholder desires to tender Shares pursuant to the Offer and such Shareholder's certificates for Shares are not immediately available or time will not permit such Shareholder to deliver such certificates and any other required documents to the Depositary prior to the Expiration Date, then such Shares may nevertheless be tendered provided that all of the following conditions are satisfied:
     (a) such tender is made by or through an Eligible Institution;
     (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, is received by the Depositary (as provided below) by the Expiration Date; and
     (c) the certificates for such Shares in proper form for transfer (or confirmation of book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, are received by the Depositary within three National Association of Securities Dealers, Inc. ("NASD") Automated Quotation ("NASDAQ") National Market System trading days after the date of execution of such Notice of Guaranteed Delivery.
The Notice of Guaranteed Delivery may be delivered by hand, or may be transmitted by telegram, telex, facsimile transmission or mail, to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice.
     Payment for Shares purchased pursuant to the Offer will in all cases be made only after timely receipt by the Depositary of certificates therefor (or timely confirmation of a book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility as described above), a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents.
     By executing a Letter of Transmittal as set forth above, a tendering Shareholder irrevocably appoints designees of the Purchaser as such Shareholder's proxies, in the manner set forth in the Letter of Transmittal, each with full power of substitution, to the full extent of such Shareholder's rights with respect to the Shares tendered by such Shareholder and accepted for payment by the Purchaser (and any and all other Shares and other securities issued or issuable in respect of such Shares on or after November 29, 1995 (the "Offer Commencement Date")), effective when the Purchaser accepts such Shares for payment. All such proxies shall be considered coupled with an interest in the tendered Shares. Such appointment is effective only upon the acceptance for payment of such Shares by the Purchaser. Accordingly, a tendering Shareholder will retain the voting rights (and other rights) associated with such holder's Shares upon tendering such Shares in response to this Offer and at all times thereafter unless and until such Shares are accepted for payment. Upon acceptance for payment, all prior proxies given by such Shareholder with respect to such purchased Shares and other securities will be, without further action, revoked, and no subsequent proxies may be given. Such designees will, with respect to such Shares or other securities, be empowered to exercise all voting and other rights of such Shareholder as they in their discretion may deem proper in respect of any annual, special or adjourned meeting of the Company's stockholders, or otherwise.
     All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, whose determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser
                                       5
also reserves the absolute right to waive the Minimum Tender Condition or any other condition of the Offer or any defect or irregularity in any tender of Shares.
     The Purchaser, the Depositary and the Information Agent shall be under no duty to give notification of any defects or irregularities in tenders and shall incur no liability for failure to give any such notification. The Purchaser's acceptance for payment of Shares tendered pursuant to any one of the procedures set forth above will constitute a binding agreement between the tendering Shareholder and the Purchaser upon the terms and subject to the conditions of the Offer.
     4. WITHDRAWAL RIGHTS. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that Shares may be withdrawn after January 27, 1996 unless theretofore accepted for payment as provided in this Offer to Purchase. If the Purchaser extends the period of time during which the Offer is open, is delayed in accepting for payment or paying for Shares, or is unable to accept for payment or pay for Shares pursuant to the Offer for any reason, then, without prejudice to the Purchaser's rights under the Offer, the Depositary may, on behalf of the Purchaser, retain all Shares tendered, and such Shares may not be withdrawn except as otherwise provided in this Section 4.
     For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover page of this Offer to Purchase. Any such notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn, the number of Shares to be withdrawn and the name of the registered holder(s) of the certificates evidencing such Shares if different from that of the person tendering such Shares. If certificates for Shares to be withdrawn have been delivered to the Depositary, then, prior to the release of such certificates, the tendering Shareholder must also submit the serial numbers shown on the particular certificates evidencing such Shares and the signature on such holder's notice of withdrawal must be guaranteed by an Eligible Institution, unless the Shares to be withdrawn were tendered for the account of an Eligible Institution. If Shares have been delivered pursuant to the procedure for book-entry transfer as set forth in Section 3, then the notice of withdrawal must specify the name and number of the account at the applicable Book-Entry Transfer Facility to be credited with the withdrawn Shares. All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Purchaser, in its sole discretion, whose determination shall be final and binding. Withdrawals may not be revoked, and any Shares properly withdrawn will be deemed not validly tendered for purposes of the Offer. Properly withdrawn Shares may be retendered, however, by following any of the procedures described in Section 3 at any subsequent time prior to the Expiration Date.
     5. CERTAIN TAX CONSEQUENCES. The receipt by non-dissenting Shareholders of cash in exchange for Shares pursuant to the Offer will be treated as a taxable sale for federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign and other tax laws.
     In general, for federal income tax purposes, such a holder will recognize gain or loss upon such sale equal to the difference between such holder's adjusted tax basis in the Shares sold in the Offer and the amount of cash to be received in exchange therefor. Gain or loss will be calculated separately for each block of Shares tendered and accepted for payment pursuant to the Offer. Such gain or loss generally will be capital gain or loss for federal income tax purposes if the Shares were capital assets in the hands of the Shareholder. Such capital gain or loss will be long-term capital gain or loss with respect to Shares held more than 12 months.
     The foregoing discussion may not apply to Shareholders who acquired their Shares pursuant to compensation arrangements with the Company or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended.
     In order to avoid backup withholding of federal income tax on the cash received upon the surrender of Shares pursuant to the Offer, a Shareholder must, unless an exemption applies, provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included in the Letter of Transmittal and certify, under penalties of perjury, that such number is correct. If the correct TIN is not provided, then a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 31%. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, then a refund may be obtained from the Internal Revenue Service.
     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. DUE TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX
                                       6

CONSEQUENCES TO SUCH HOLDER OF THE OFFER, INCLUDING THE EFFECTS OF APPLICABLE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.
     6. MARKET FOR COMMON STOCK; DIVIDENDS. The Common Stock is traded on the NASDAQ National Market System under the symbol "CABL." The following table sets forth, for the periods indicated, the high and low closing sale prices per share of Common Stock, as reported by NASDAQ, according to the Company's Annual Reports on Form 10-K for the fiscal year ended October 31, 1994 (the "Company's 1994 10-K") and published financial sources.

                                                                                           HIGH            LOW
Fiscal Year Ended October 31, 1993:
  First Quarter......................................................................   $    13 1/4    $         7
  Second Quarter.....................................................................            13             11
  Third Quarter......................................................................        17 1/2             10
  Fourth Quarter.....................................................................        15 1/4         11 1/4
Fiscal Year Ended October 31, 1994:
  First Quarter......................................................................   $    13 1/4    $    10 1/4
  Second Quarter.....................................................................            13         10 1/4
  Third Quarter......................................................................        14 1/4              8
  Fourth Quarter.....................................................................            15             13
Fiscal Year Ended October 31, 1995:
  First Quarter......................................................................   $        14    $     7 1/2
  Second Quarter.....................................................................             8          7 1/2
  Third Quarter......................................................................            11              7
  Fourth Quarter.....................................................................        10 1/2              9
Fiscal Year Ended October 31, 1996:
  First Quarter (through November 28, 1995)..........................................   $     9 1/2    $     8 1/2

     On November 28, 1995, the last full day of trading prior to the Offer Commencement Date, the last sale price for the Common Stock, as reported by NASDAQ, was $9.00 per Share. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE COMMON STOCK.
     According to the Company's 1994 10-K and published financial sources, the Company has paid no cash dividends on its Common Stock.
     According to the Company, its outstanding options to purchase Shares were issued pursuant to an Incentive Stock Option Plan, a Directors Stock Option Plan and a 1995 Outside Directors Stock Option Plan (collectively, the "Option Plans"). The Option Plans impose severe restraints on the transferability of options outstanding under the Option Plans (the "Outstanding Options"). There is no trading market for the Outstanding Options.
     7. EFFECT OF THE OFFER ON MARKET FOR THE SHARES; EXCHANGE ACT REGISTRATION. The purchase of Shares pursuant to the Offer will reduce the number of Shares that might otherwise trade publicly and may reduce the number of holders of Shares, which could adversely affect the liquidity and market value of the remaining Shares held by the public. According to the Company's 1994 10-K, on October 31, 1994 there were 2,494,839 Shares outstanding and approximately 1,300 record holders of Shares. Depending upon the number of Shares purchased pursuant to the Offer, the Common Stock may no longer meet the standards for continued inclusion in the NASDAQ National Market System. If trading volume were lower than such standards, then quotations might continue to be published in the "additional list" or in one of the "local lists," or such quotations might not be published at all. If the number of Shareholders fell below 300, then NASDAQ might cease to provide quotations, but quotations might still be available from other sources. The Purchaser cannot predict the extent of the public market for the Shares or the availability of quotations after the Offer, which will depend upon the number of holders of the Shares remaining at such time, the interest in maintaining any market in the Shares on the part of securities firms, whether or not the Shares are "margin securities"' for purposes of the margin regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), possible termination of registration of the Common Stock under the Exchange Act, as described below, and other factors.
     The Shares are currently "margin securities" under the regulations of the Federal Reserve Board, which has the effect, among other things, of allowing brokers to extend credit on such Shares as collateral. Depending on factors similar to those described above, following the Offer the Shares might no longer constitute "margin securities" for the purposes of the Federal Reserve Board's margin regulations, in which case they could no longer be used as collateral for loans made by brokers.
                                       7

     The Common Stock is currently registered under the Exchange Act. Such registration may be terminated upon application of the Company to the Securities and Exchange Commission (the "Commission") if the outstanding Shares are neither listed on a national securities exchange nor held by 300 or more holders of record. The Purchaser and Kuhlman intend to seek to cause the Company to apply for termination of Exchange Act registration of the Common Stock as soon after consummation of the Offer as the requirements for termination are met and to take all permitted actions to make the Company eligible for such termination. Immediately upon the filing of an application to terminate registration of the Common Stock, the Company's obligations to file periodic reports with the Commission would be suspended. If registration of the Common Stock were terminated, then the Company no longer would be required to file such reports, and certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), the requirement of furnishing a proxy statement or information statement pursuant to Sections 14(a) and 14(c) in connection with shareholders' meetings or written consents and the related requirement of furnishing an annual report to shareholders, and the requirements of Rule 13e-3 under the Exchange Act with respect to "going private" transactions, no longer would apply to the Company. Furthermore, "affiliates" of the Company and persons holding "restricted securities" of the Company might be deprived of the ability to dispose of such securities pursuant to Rule 144 under the Securities Act of 1933, as amended. If registration of the Shares under the Exchange Act were terminated, then the Shares no longer would be "margin securities" or be eligible for NASDAQ reporting.
     8. CERTAIN INFORMATION CONCERNING THE COMPANY. The Company is a North Carolina corporation with its principal executive offices located at 1378 Charleston Drive, Sanford, North Carolina 27331. Its telephone number at that address is (919) 775-7775.
     This paragraph contains certain information about the Company's business as derived from the Company's 1994 10-K. The Company engineers, designs and manufactures electronic wire and cable which are marketed to original equipment manufacturers and, through local distributors, to a variety of end users. The Company manufactures coaxial, multi-conductor and ribbon cable which are used for data, voice and video communications by the computer and data processing industries, the medical and industrial electronics industries, the U.S. Government and U.S. Government agencies and for satellite and other telecommunications applications. The Company is an approved cable source to a number of leading industrial companies which have performed extensive tests and procedures in evaluating the Company's products to qualify them for purchase. While most of the Company's product line conforms to standard specifications, the Company also emphasizes the production of re-engineered and modified standard cable and custom cable. The Company began significant production in 1986 and currently operates plants in Siler City, Hayesville and Sanford, North Carolina, and in Texarkana, Arkansas.
     Set forth below is certain selected financial information for the Company for the fiscal years ended October 31, 1992, 1993 and 1994 and the nine months ended July 31, 1994 and 1995, as derived from the Company's 1994 10-K and the Company's 10-Q. More comprehensive financial information is included in such reports and in the other documents filed by the Company with the Commission. The following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and related notes contained therein. Such reports and other documents may be examined and copies may be obtained from the offices of the Commission in the manner set forth below.
                                       8

                            COMMUNICATION CABLE INC.
                         SELECTED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                           NINE MONTHS ENDED
                                                                             YEAR ENDED OCTOBER 31,             JULY 31,
                                                                           1992       1993       1994       1994       1995
                                                                                                              (UNAUDITED)
Income Statement Information:
  Net Sales............................................................   $40,559    $47,662    $52,376    $37,819    $41,459
  Net Income...........................................................     1,033      1,737      1,521      1,411      1,120
  Net Income Per Share.................................................       .41        .68        .59        .53        .43

                                                                                 AT OCTOBER 31,                   AT JULY 31,
                                                                           1992       1993       1994                1995
                                                                                                                  (UNAUDITED)
Balance Sheet Information:
  Working Capital......................................................   $12,098    $13,362    $14,301             $15,811
  Total Assets.........................................................    24,950     26,234     27,899              28,654
  Long-Term Debt.......................................................     5,340      4,987      4,592               4,287
  Stockholders' Equity.................................................    14,612     16,384     18,017              19,173

     The Company is subject to the disclosure requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and should also be available for inspection and copying at the regional offices of the Commission in Chicago (Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661) and New York (Seven World Trade Center, 13th Floor, New York, New York 10048). Copies of such material can also be obtained from the Public Reference Section of the Commission in Washington, D.C. (450 Fifth Street, N.W., Washington, D.C. 20549), at prescribed rates.
     Except as otherwise set forth herein, the information concerning the Company contained in this Offer to Purchase has been taken from or is based upon reports and other documents on file with the Commission or otherwise publicly available. Although the Purchaser has no knowledge that would indicate that any statements contained herein based on such documents and records are untrue, it cannot take responsibility for the accuracy or completeness of the information contained in such reports and other documents or for any failure by the Company to disclose events that may have occurred or may affect the significance or accuracy of any such information but are unknown to the Purchaser.
     9. CERTAIN INFORMATION CONCERNING THE PURCHASER AND KUHLMAN. The Purchaser was incorporated in North Carolina on July 27, 1994 for the purpose of acquiring the Company and has not conducted any other business to date.
     All of the outstanding capital stock of the Purchaser is owned by Kuhlman, a Delaware corporation whose predecessor was founded in 1894. Kuhlman is a holding company with two core business segments, "Electrical Products" and "Industrial Products." In its Electrical Products segment it manufactures and markets products such as electrical and electronic wire and cable products, as well as distribution, power and instrument transformers. In its Industrial Products segment it manufactures and markets products such as turbochargers, engine cooling fans, fan drives and crankshaft vibration dampers used in enhancing the efficiency of diesel and gasoline engines, as well as spring products and metal stampings for automotive and non-automotive applications.
     The principal offices of the Purchaser and of Kuhlman are located at 3 Skidaway Village Square, Savannah, Georgia 31411. The telephone number for each of them at that address is (912) 598-7809.
     The name, citizenship, business address, present principal occupation or employment and five-year employment history of each executive officer and director of the Purchaser and Kuhlman are set forth in Annexes A and B hereto, respectively.
     Kuhlman is subject to the disclosure requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other
                                       9
matters. Such reports, proxy statements and other information are available for inspection and copying at prescribed rates at the offices of the Commission as set forth in Section 8.
     Set forth below is certain selected consolidated financial information for Kuhlman excerpted or derived from its Current Report on Form 8-K dated July 21, 1995 (the "Kuhlman 8-K") and its Quarterly Report on Form 10-Q for its quarterly period ended September 30, 1995 (the "Kuhlman 10-Q"). More comprehensive financial information is included in the Kuhlman 8-K and the Kuhlman 10-Q and in other documents filed with the Commission, and the following data is qualified in its entirety by reference to such reports and other documents and to all of the financial information and related notes contained therein or incorporated therein by reference.
                              KUHLMAN CORPORATION
                  SELECTED CONSOLIDATED FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                         NINE MONTHS ENDED
                                                                        YEAR ENDED DECEMBER 31,            SEPTEMBER 30,
                                                                      1992        1993        1994        1994        1995
                                                                                                            (UNAUDITED)
Income Statement Information:
  Net Sales......................................................   $231,426    $242,221    $396,117    $297,033    $318,301
  Net Income (Loss)..............................................     (5,247)        310       9,970       8,966       4,355
  Net Income (Loss) per share....................................      (0.42)       0.02        0.73        0.66        0.33
Balance Sheet Information:
  (at end of period)
  Working Capital................................................   $ 54,845    $ 63,397    $ 49,501    $ 49,501    $ 48,736
  Total Assets...................................................    155,530     242,921     229,185     229,185     237,001
  Long-Term Debt.................................................     38,469      97,824      76,895      76,895      76,336
  Stockholders' Equity...........................................     64,842      64,187      73,216      73,216      74,012

     Except for 100 Shares purchased by the Purchaser in the open market on November 27, 1995 at a price of $9.00 per Share, and except as described in
Section 11, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, beneficially owns or has a right to acquire any of the Shares; with the same exceptions, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has effected any transaction in the Shares during the past 60 days. Except as set forth in
Section 11, neither the Purchaser or Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has any contract, arrangement, understanding or relationship with any other person with respect to any securities of the Company, including, but not limited to, the transfer or voting thereof, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as described in Section 11 and except for purchases of wire and cable by a Kuhlman subsidiary from the Company aggregating approximately $1,426,084, $2,542,581 and $2,029,624 in the Company's fiscal years ended October 31, 1993, 1994 and 1995, respectively, and approximately $30,583 in its current fiscal year to date, neither the Purchaser nor Kuhlman nor, to the best knowledge of the Purchaser, any of the persons listed on Annexes A and B hereto, has since November 1, 1992 had any business relationship or transaction with the Company or any of its executive officers, directors or affiliates such as would require reporting under the rules of the Commission. Except as described in Sections 10, 11 and 12, since November 1, 1992 there have been no contacts, negotiations or transactions between, on the one hand, the Purchaser or Kuhlman or any of the persons listed in Annexes A and B hereto, and, on the other hand, the Company or any of its affiliates, in any such case concerning: a merger, consolidation or acquisition; a tender offer or other acquisition of securities; an election of directors; or a sale or other transfer of a material amount of assets.
     10. BACKGROUND OF THE OFFER; CONTACTS WITH THE COMPANY. In February 1994, as part of its strategy to search for acquisitions that could further strengthen and diversify Kuhlman, Kuhlman identified the Company as an opportunity for a business combination that would allow Kuhlman to expand and enhance its presence in the wire and cable industry.
     In March 1994, the Company was asked whether it would be interested in expanding its relationship with Kuhlman. The Company had been a supplier of certain wire and cable products to one of Kuhlman's indirect subsidiaries (Coleman Cable
                                       10

Systems, Inc.) for several years. The Company's Chief Executive Officer advised that the Company would consider a business combination. In April 1994, there were separate discussions with a director and with the Chief Executive Officer of the Company regarding a possible combination of the Company with Kuhlman.
     At the regularly scheduled annual meeting of the Kuhlman Board of Directors in April 1994, the possible combination of the Company and Kuhlman was discussed and favorably received. Following this meeting, the Chief Executive Officer of Kuhlman contacted the Chief Executive Officer of the Company to further discuss a possible combination and to arrange for a meeting. In May 1994, senior executives of Kuhlman met with senior officers of the Company at one of the Company's plants. Following that plant visit, the Chief Executive Officers of both Kuhlman and the Company had further discussions regarding the possible form of a business combination of Kuhlman and the Company. The Chief Executive Officer of the Company requested, and later received, in the beginning of June 1994, information on Kuhlman and a possible combination, which he distributed to members of the Company's Board of Directors.
     Later in June 1994, the Chief Executive Officers of Kuhlman and the Company decided that a presentation by Kuhlman's Chief Executive Officer to the Company Board of Directors would be appropriate, and such a presentation was scheduled for later in June 1994. Prior to this proposed presentation, the Chief Executive Officer of Kuhlman communicated with the members of the Kuhlman Board of Directors regarding details of a possible combination of Kuhlman and the Company and, with the support of the Kuhlman Board of Directors, proceeded with further discussions with the Company. On June 24, 1994, the Chief Executive Officer of Kuhlman, accompanied by senior executives of Kuhlman, made a presentation to the Company Board of Directors and provided a draft of a letter of intent with respect to a possible combination.
     Following the meeting on June 24, 1994, further discussions occurred between Kuhlman and Company senior executives, as well as between Kuhlman's senior executives and representatives of the Company's financial advisor, regarding additional information requested by the Company to evaluate a possible combination. Both parties conducted due diligence on each other, directly and through their agents, attorneys and accountants.
     On July 7, 1994, the Company's Chief Executive Officer advised Kuhlman's Chief Executive Officer that the Company Board of Directors had reviewed the possibility of a combination with Kuhlman and was generally positive about such a possible combination as well as about discussing, negotiating and executing a letter of intent as soon as it could obtain additional information regarding Kuhlman. The Chief Executive Officer of Kuhlman communicated the status of the possible transaction to the Kuhlman Board of Directors. On July 14, 1994, a meeting was held between Kuhlman's senior executives and the Company's senior executives, as well as representatives of the Company's financial advisor, at which time additional information concerning the two companies was exchanged between Kuhlman and the Company.
     Having previously considered the various corporate materials and financial information concerning Kuhlman, the Company Board of Directors, on July 17, 1994, appointed a Special Committee of the Company Board of Directors (the "Company Special Committee") to consider the proposed letter of intent with Kuhlman.
     On July 18, 1994, the Company Board of Directors and the Company Special Committee met by telephone with their financial and legal advisors to consider the proposed letter of intent with Kuhlman. The Company Board of Directors approved the letter of intent on July 18, 1994, and on that same day Kuhlman and the Company executed the letter of intent. The signing of the letter of intent was announced publicly and mutual due diligence reviews continued in greater detail.
     On July 29, 1994, a regularly scheduled meeting of the Kuhlman Board of Directors was held at which the proposed merger with the Company was discussed. At that meeting, the Kuhlman Board of Directors authorized continued negotiations with the Company and the preparation and execution of a definitive written agreement providing for the merger of a wholly-owned subsidiary of Kuhlman with and into the Company on the terms set forth in the letter of intent and discussed at the meeting.
     On September 9, 1994, the Company Special Committee met at the Company's offices in connection with the regularly scheduled meeting of the Company Board of Directors. The purpose of the meeting was for the Company Special Committee to receive reports regarding information it had requested from management, financial and legal advisors, accountants and environmental consultants. In addition to considering the proposed merger with Kuhlman, the Company Special Committee considered whether it would be in the best interest of the Company's shareholders to solicit indications of interest from third parties. The Company Special Committee decided that it was not in the best interest of the Company and its shareholders to solicit indications of interest from third parties, but that the Company Special Committee would continue to respond in a diligent manner to any indications of interest to acquire the Company. The Company Special Committee also gave non-binding preliminary approval of the proposed merger with Kuhlman, subject to completion of the Company Special Committee's evaluation of the proposed transaction.
                                       11

     The parties continued to negotiate the terms of the merger agreement.
     On September 20, 1994, the Company Special Committee held another meeting at the Company's offices. The purpose of the meeting was to receive updated reports from management, consultants and advisors in connection with the proposed merger. The Company Special Committee also reviewed the form of merger agreement proposed by Kuhlman for approval. The Company Special Committee unanimously determined that it was in the best interest of the Company and its shareholders to proceed with the proposed merger with Kuhlman, and the Company Special Committee recommended the proposed merger agreement to the Company Board of Directors for approval.
     Following the meeting of the Company Special Committee on September 20, 1994, the Company Board of Directors met. The Company Board of Directors received the report and recommendations of the Special Committee. After due discussion and deliberation, the Company Board of Directors unanimously approved and adopted all of the recommendations of the Company Special Committee.
     On September 21, 1994, the Company and Kuhlman executed a definitive merger agreement. Thereafter, both the Company and Kuhlman directed their efforts towards finalizing the preparation and filing of a registration statement with the Commission. A registration statement was filed on October 6, 1994. Following the receipt of comments from the Commission, both the Company and Kuhlman directed their efforts to both preparing an amendment to the registration statement and continued mutual due diligence. For a number of reasons, including the long lapse of time from the parties' original discussions and changing market and operating conditions at both companies, the Company and Kuhlman terminated their merger agreement on January 10, 1995.
     In June 1995, senior executives of the Company and Kuhlman again entered into discussions about a possible business combination. In early July, Kuhlman proposed to the Company's Chief Executive Officer and to Charles L. Wellard (a Company director and holder of approximately 12.0% of the Common Stock) an agreement by the terms of which the two Shareholders would grant to George J. Falconero (a third Company director) an irrevocable proxy to vote certain of their Shares in circumstances looking towards a business combination of Kuhlman and the Company. An agreement was never executed by all the parties and never became effective.
     In late July, a draft of a letter of intent covering a proposed merger between Kuhlman and the Company was prepared and circulated among the companies and their legal counsel. In early August, Kuhlman delivered drafts of a stock purchase agreement covering Shares owned by the Company's Chief Executive Officer and a stock option agreement covering certain Shares owned by Mr. Wellard. None of these documents was ever executed or became effective.
     On August 9, 1995, Kuhlman's Chief Executive Officer advised Mr. Falconero that Kuhlman had decided to terminate its efforts to attempt to structure a business combination with the Company.
     In November 1995, Kuhlman's Chief Executive Officer contacted the Company's Chief Executive Officer relative to acquiring his Shares. On November 16, 1995, legal counsel for Kuhlman delivered to legal counsel for the Company's Chief Executive Officer a summary of terms of a stock option agreement covering his Shares. Negotiations occurred that day and the next day.
     On November 16, 1995, senior executives of Kuhlman briefed Kuhlman's directors on the negotiations pending with the Company's Chief Executive Officer and on preparations for the Offer. Discussions with and among the Kuhlman Board of Directors and Kuhlman senior executives were held that afternoon and evening.
     On November 17, 1995, the Kuhlman Board of Directors approved the execution of a stock option agreement and an employment agreement with the Company's Chief Executive Officer and the making of the Offer.
     On November 18, 1995, legal counsel for Kuhlman delivered to legal counsel for the Company's Chief Executive Officer drafts of a stock option agreement covering his Shares and an employment agreement. Negotiations continued through the next day. The definitive versions of these agreements were signed on November 20, 1995.
     On November 28, 1995, senior executives of Kuhlman and Kuhlman's acquisition counsel attended a special meeting of the Company Board of Directors at the request of Kuhlman's Chief Executive Officer. At that meeting they advised the Company's directors of the Purchaser's intention to make the Offer, and they solicited the cooperation and support of the Company Board of Directors.
     11. THE STOCK OPTION AGREEMENT; THE EMPLOYMENT AGREEMENT. On November 20, 1995, the Purchaser and Kuhlman entered into the Stock Option Agreement with the Selling Stockholder. The Stock Option Agreement covers all Shares owned by the Selling Stockholder at any time until January 15, 1995, subject to extension in certain circumstances. At the
                                       12
date of the Stock Option Agreement, the Selling Stockholder represented and warranted to the Purchaser that he owned 268,128 Shares, as well as presently exercisable options to purchase an additional 47,475 Shares. The Selling Stockholder is obligated to exercise "in-the-money" options, subject to extension in certain circumstances, upon the written request of the Purchaser following an exercise of either of the Put Option or the Call Option referred to below. On the assumption that all of the Selling Stockholder's options are in-the-money, at the date of the Stock Option Agreement the Selling Stockholder's Shares consisted of 315,603 Shares. The Stock Option Agreement evidences both a Put Option and a Call Option: (1) the Selling Stockholder has an option to sell all of the Selling Stockholder Shares to the Purchaser at any time and from time to time until the close of business on January 15, 1996, subject to extension (as explained below in this Section 11), at an Exercise Price of $12.00 per Share; and (2) the Purchaser has an option to purchase all of the Selling Stockholder's Shares from the Selling Stockholder at any time and from time to time after December 31, 1995 until the close of business on January 15, 1996, subject to extension (as explained below in this Section 11), at the same Exercise Price.
     The Stock Option Agreement states that the Selling Stockholder may exercise a Put Option by sending written notice to the Purchaser specifying a date (not earlier than the third business day nor later than the fifth business day following the date such notice is given) for the closing of such sale and the number of Selling Stockholder's Shares to be sold on that date. The Purchaser may exercise a Call Option by sending written notice to the Selling Stockholder specifying a date (not earlier than the third business day nor later than the fifth business day following the date such notice is given) for the closing of such purchase and the number of Selling Stockholder Shares to be purchased on that date. On the closing date of a purchase and sale pursuant to an exercise of the Put Option or Call Option, the Selling Stockholder shall deliver to the Purchaser a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Selling Stockholder's Shares subject to the applicable put exercise notice or call exercise notice, including the Shares acquired by the Selling Stockholder upon exercise of all Company options, free and clear of all liens.
     In the Stock Option Agreement, the Selling Stockholder has covenanted and agreed during the Relevant Term (as defined below) not (i) to sell, transfer, pledge, assign, hypothecate or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation or other disposition of, any Selling Stockholder's Shares or Company options otherwise than pursuant to the Stock Option Agreement, (ii) to grant any proxy with respect to any Selling Stockholder's Shares or Company options, deposit any Selling Stockholder's Shares or Company options into a voting trust or enter into a voting agreement with respect to any Selling Stockholder's Shares or Company options otherwise than pursuant to the Stock Option Agreement or (iii) to take any action that would make any representation or warranty of the Selling Stockholder therein untrue or incorrect. The Selling Stockholder has further covenanted and agreed during the Relevant Term: (iv) upon the receipt or exercise of any Company option, to notify the Purchaser immediately of such event; (v) upon the written request of the Purchaser, to grant the Purchaser or its designee(s) an irrevocable proxy to vote or otherwise exercise all shareholder rights pertaining to all Selling Stockholder's Shares as directed by the Purchaser or such designee(s); and (vi) upon the reasonable written or oral request of the Purchaser, to assist the Purchaser and Kuhlman in furtherance of the Acquisition (as defined below) in the manner and to the extent not inconsistent with the Selling Stockholder's duties to the Company and its other shareholders and in the manner and to the extent he may lawfully do so in his personal capacity as a shareholder of the Company.
     In the Stock Option Agreement, "Relevant Term" is defined as the period from November 20, 1995 until the earliest to occur of (i) the acquisition by the Purchaser of all of the Selling Stockholder's Shares pursuant to exercise of the Put Option or the Call Option, (ii) any other acquisition by the Purchaser, Kuhlman or a Kuhlman affiliate of all of the Selling Stockholder's Shares, (iii) the time at which the Put Option and the Call Option may no longer be exercised (taking into account any extension) and the closings pursuant to all due and timely exercises of the Put Option and the Call Option have been consummated as required (including pursuant to any extension anticipated by the Stock Option Agreement) or (iv) the close of business on April 20, 1996. The term "Acquisition" means the first to occur of (i) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of no less than that number of shares of capital stock of the Company as would then have voting power sufficient to elect a majority of the directors of the Company, (ii) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of all or substantially all of the assets of the Company or (iii) a merger of the Company with or into Kuhlman, the Purchaser or a Kuhlman affiliate.
     In the event that, on January 15, 1996, neither the Put Option nor the Call Option has been exercised in full, and on such date the Put Option or the Call Option or both (as the case may be) may not be exercised by reason of any judicial or regulatory judgment, decree or order preventing or restraining such exercise (an "Exercise Prohibition"), then the time within which the Put Option or the Call Option or both (as the case may be) may be exercised under the Stock Option Agreement will be extended until the earlier of (i) the first date thereafter on which an Exercise Prohibition does not exist and has not existed for at least the three preceding consecutive business days or (ii) the close of business on April 15, 1996. In the event
                                       13
that, on the date specified in a put exercise notice or call exercise notice for the closing of the purchase and sale of Selling Stockholder's Shares thereunder, such closing may not be consummated by reason of any judicial or regulatory judgment, decree or order preventing or restraining such closing (a "Closing Prohibition"), then the time for such closing shall be extended until the earlier of (i) the first date thereafter on which a Closing Prohibition does not exist and has not existed for at least the three preceding consecutive business days or (ii) the close of business on April 20, 1996. The parties to the Stock Option Agreement have agreed to use their reasonable best efforts (subject, in the case of the Selling Stockholder, to his duties to the Company and its other shareholders) to remove as soon as practicable any Exercise Prohibition or Closing Prohibition that arises during the Relevant Term.
     Also on November 20, 1995, the Selling Stockholder signed an Employment Agreement with the Purchaser. The Employment Agreement recites that the Selling Stockholder continues to be employed by the Company as its President and Chief Executive Officer, and continues to be a director of the Company, and that nothing in the Employment Agreement is intended to interfere with the due and proper performance of his duties to the Company or to create any employment relationship with him prior to the Commencement Date referred to below. According to the parties, the purpose of the Employment Agreement is to set forth the terms of the Selling Stockholder's employment with the Purchaser in the event that Kuhlman should consummate an acquisition of the Company through the Purchaser.
     The Employment Agreement shall become effective upon the first to occur of
(i) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of no less than that number of shares of the Company as would then have voting power sufficient to elect a majority of the directors of the Company, (ii) the purchase by Kuhlman, the Purchaser or a Kuhlman affiliate of all or substantially all of the assets of the Company or (iii) a merger of the Company with or into Kuhlman, the Purchaser or a Kuhlman affiliate (the date of the first to occur of such events being the "Commencement Date"). The term of the Selling Stockholder's employment by the Purchaser shall be the three years immediately following the Commencement Date, unless terminated earlier. During his employment with the Purchaser, the Selling Stockholder has promised to devote his full business time, skill, energies, judgment, knowledge and efforts to advancement of the best interests of the Purchaser and its subsidiaries and the performance of such executive duties on behalf of the Purchaser and its subsidiaries as the Board of Directors of the Purchaser may assign to him from time to time.
     As compensation for the services to be rendered by the Selling Stockholder during the term of the Employment Agreement, the Purchaser has agreed to pay him the following salary and bonus: in and for the first year following the Commencement Date, $300,000; in and for the second year following the Commencement Date, $330,000; and in and for the third year following the Commencement Date, $363,000. The Selling Stockholder and his spouse also will receive medical and health insurance benefits consistent with the insurance benefits that they are currently entitled to receive from the Company. At any time after the six-month period commencing with the Commencement Date, the Employee may by notice terminate his employment effective as of a date not less than 30 days after the date such notice is given. Notwithstanding the occurrence of any such termination, the compensation and benefits payable to him shall continue to be paid for the remainder of the three-year term. The Purchaser also has agreed to pay such compensation and benefits following the death or disability of the Selling Stockholder during and for the three-year term or upon his early termination by the Purchaser with or without cause.
     As a party to the Employment Agreement, Kuhlman has guaranteed to the Selling Stockholder the faithful and timely performance of the obligations of the Purchaser stated in the Employment Agreement. The Purchaser and Kuhlman, jointly and severally, will indemnify the Selling Stockholder and hold him harmless from and against certain losses, liabilities, costs or expenses resulting from the execution, delivery or performance of the Employment Agreement. The Selling Stockholder has agreed to keep confidential all information and documents furnished to him by or on behalf of the Purchaser and not to use the same to his advantage, except to the extent such information or documents become lawfully obtainable from other sources or are in the public domain through no violation of the Employment Agreement on his part or as consented to in writing.
     The foregoing is a summary of certain provisions of the Stock Option Agreement and the Employment Agreement, the full texts of which have been filed as exhibits to the Schedule 14D-1 filed with the Commission by the Purchaser in connection with the Offer. Such summary is qualified in its entirety by reference to such exhibits, which are available for inspection (and copies of which may be obtained) at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that they will not be available at the regional offices of the Commission).
     12. PURPOSE OF THE OFFER. The purpose of the Offer is to enable the Purchaser to acquire control of the Company. As soon as practicable following the purchase of Shares pursuant to the Offer, the Purchaser intends to seek the maximum
                                       14
representation obtainable on the Company Board of Directors. Thereafter the Purchaser or the Company may seek to purchase, as and in the manner permitted by law, Shares not purchased pursuant to the Offer. Such purchases may be effected in privately negotiated transactions, in one or more tender or exchange offers, in open market purchases or otherwise. It is possible that the Purchaser ultimately will acquire the entire equity interest in the Company. Whether or not the Offer is consummated, the Purchaser expressly reserves the right, subject to applicable law, to sell or otherwise dispose of any or all Shares acquired pursuant to the Offer or otherwise. Such transactions may be effected on terms and at prices as it shall determine, which may be more or less than the price to be paid pursuant to the Offer and could be for cash or other consideration.
     On the assumption that the Offer is consummated, it may be necessary, nevertheless, for the Purchaser to await the next annual meeting of the Company's shareholders, or to call a special meeting of the Company's shareholders, to cause the election of persons constituting a majority of the Company Board of Directors. The Company's Bylaws provide that its Board of Directors shall be not less than three nor more than ten, as may be fixed by resolution duly adopted by the shareholders or by the Board of Directors prior to the annual meeting at which such directors are to be elected. The Company Board of Directors currently consists of six members whose terms expire at the next annual meeting of the Shareholders. The Company's Bylaws provide that any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. The Company's Proxy Statement dated January 27, 1995 states that the Shareholders do not have cumulative voting rights.
     There are several scenarios in which the Purchaser might effect a merger with the Company, depending upon the percentage of the Common Stock that may be acquired by the Purchaser, among other factors. The following discussion assumes the satisfaction of the Minimum Tender Condition and the Voting Rights Condition, the consummation of the Offer by the Purchaser and approval by the Company Board of Directors of the actions and transactions described.
     Section 55-11-04 of the North Carolina Business Corporation Act, as amended (the "NCBCA"), provides that a parent corporation owning at least 90% of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself without approval of the shareholders of the parent or subsidiary. Under this "short form" merger statute, if the Purchaser were to own at least 90% of the Shares upon consummation of the Offer (or at any time thereafter), then -- but for the fact that the Common Stock is registered under
Section 12 of the Exchange Act -- the Purchaser could effect a merger with the Company without approval of the shareholders of either company. In this connection, The North Carolina Shareholder Protection Act (the "Protection
Act") -- which applies by its terms to a North Carolina corporation (such as the Company) that has a class of shares registered under Section 12 of the Exchange Act -- purports to require the affirmative vote of the holders of 95% of the voting shares of the corporation, considered as one class, for the adoption or authorization of a merger with any other entity (such as the Purchaser) if the other entity beneficially owns, directly or indirectly, more than 20% of the voting shares of the corporation, considered as one class. Exempted from the Protection Act are certain transactions in which minimum pricing and stock values are involved and certain other "fairness" requirements are met.
     In particular, the "fairness" provisions of the Protection Act state that the 95% vote requirement of the Protection Act shall not apply to a business combination in which each of the following conditions is met:
     (1) the cash, or fair market value of other consideration, to be received per share by the holders of the corporation's common stock in such business combination bears the same or a greater percentage relationship to the market price of the corporation's common stock immediately prior to the announcement of such business combination by the corporation as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which such other entity has theretofore paid for any of the shares of the corporation's common stock already owned by it bears to the market price of the corporation's common stock immediately prior to the commencement of acquisition of the corporation's common stock by such other entity, directly or indirectly;
     (2) the cash, or fair market value of other consideration, to be received per share by holders of the corporation's common stock in such business combination (i) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of the shares of the corporation's common stock and (ii) is not less than the earnings per share of the corporation's common stock for the four full consecutive fiscal quarters immediately preceding the record date for the solicitation of votes on such business combination, multiplied by the then price/earnings multiple, if any, of such other entity as customarily computed and reported in the financial community;
     (3) after the other entity has acquired a 20% interest and prior to the consummation of such business combination: (i) the other entity shall have taken steps to ensure that the corporation's board of directors included at all times
                                       15
         representation by continuing directors proportionate to the outstanding shares of the corporation's common stock held by persons not affiliated with the other entity (with a continuing director to occupy any resulting fractional board position); (ii) there shall have been no reduction in the rate of dividends payable on the corporation's common stock, except as may have been approved by a unanimous vote of its directors; (iii) the other entity shall have not acquired any newly issued shares of the corporation's capital stock, directly or indirectly, from the corporation, except upon conversion of any convertible securities acquired by the other entity prior to obtaining a 20% interest or as a result of a pro rata stock dividend or stock split; and (iv) the other entity shall not have acquired any additional shares of the corporation's outstanding common stock, or securities convertible into common stock, except as part of the transaction which resulted in the other entity acquiring its 20% interest;
     (4) the other entity shall not have (i) received the benefit, directly or indirectly, except proportionately with other shareholders, of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the corporation or (ii) made any major change in the corporation's business or equity capital structure unless by a unanimous vote of the directors, in either case prior to the consummation of the business combination; and
     (5) a proxy statement responsive to the requirements of the Exchange Act shall be mailed to the public shareholders of the corporation for the purpose of soliciting shareholder approval of the business combination and shall contain prominently in the forepart thereof any recommendations as to the advisability or inadvisability of the business combination which the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of the business combination to the remaining public shareholders of the corporation, which investment banking firm shall be selected by a majority of the continuing directors and shall be paid by the corporation a reasonable fee for its services upon receipt of such opinion.
     In view of the effect of the Protection Act on use of the short form merger statute, the Purchaser would prefer to pursue a merger with the Company upon acquiring 95% or more of the Common Stock (there being no other class of voting shares of the Company outstanding) rather than some lesser percentage. In such circumstances, the merger could be effected without any shareholder vote and without observing the "fairness" requirements of the Protection Act. If the Purchaser were to acquire at least 90% but less than 95% of the Common Stock, then it might nevertheless determine to effect a short form merger, although in such circumstances the Protection Act would purport to impose the aforementioned "fairness" requirements.
     Unless and until the Purchaser acquires at least 90% of the Common Stock, any merger with the Company would require the approval of the Company's shareholders under the NCBCA and the Company's Articles of Incorporation. The NCBCA generally provides that the affirmative votes of the voting group cast at a shareholders' meeting at which a quorum is present (either in person or by proxy) must exceed the negative votes cast by such voting group to effect routine stockholder action other than the election of directors, which requires only a plurality vote. For a merger, the NCBCA requires the affirmative vote of a majority of the shares of any voting group entitled to vote on the transaction. The NCBCA permits a corporation to require a greater vote in its articles of incorporation or bylaws. Under the Company's Articles of Incorporation, the affirmative vote of 80% of outstanding capital stock is required to merge the Company with another entity. In addition, upon a merger, without the approval of the Board of Directors, the Company's Articles of Incorporation provide that the Shareholders have the right (a "Poison Put"), during the one-year period after the effective date of the merger, to exchange their stock for any acquiring company's promissory notes payable in 30 days and bearing interest at the rate of 12% per annum in the principal amount of 200% of the higher of: (a) the market value of the stock as of the effective date of the corporate action or (b) the book value of such stock as of the end of the month immediately preceding such corporate action. The "fairness" requirements of the Protection Act, detailed above, also would purportedly apply to such a merger.
     Section 55-9A-06 of the NCBCA, which is part of The North Carolina Control Share Acquisition Act (the "Control Act"), provides a right of redemption for the shareholders of a "covered corporation" (such as the Company) following a vote of the shareholders to accord voting rights to "control shares" acquired in a "control share acquisition." The Control Act by its terms would apply to a non-exempt acquisition by the Purchaser of 20% of all outstanding Shares in the present circumstances and would apply, therefore, to consummation of the Offer upon satisfaction of the Minimum Tender Condition. For this reason, the Offer is subject to the Voting Rights Condition. The Purchaser intends to comply with the Control Act in pursuing the Offer. Among other things, this means that the Purchaser expects to honor the redemption rights provided for by statute.
Section 55-9A-06, as applied to the Offer, provides that all Shareholders (other than holders of control shares) have the right to have their shares redeemed by the Company at the fair value of those shares as of the day prior to the date on which Shareholders voted to accord voting rights to the control shares. Such right is exercisable at any time within 30 days
                                       16
after the date on which the Shareholder receives notice from the Company of such holder's right of redemption. The Company has an additional 30 days from its receipt of the Shareholder's demand for payment within which to effect redemption. For further information about the Control Act, see Section 17 of this Offer to Purchase.
     In view of these requirements of statutory law and of the Company's Articles of Incorporation, the Purchaser may not pursue a merger with the Company unless and until it acquires at least 80% of the Common Stock. Alternatively, upon acquiring control of the Company, the Purchaser might seek to amend the Company's Articles of Incorporation to eliminate the Poison Put provision and thereafter propose a merger. Such course of action would require the approval of the holders of a majority of the Shares then outstanding. Unless the Purchaser had acquired at least 95% of the Shares, the "fairness" provisions of the Protection Act also would apply by their terms.
     In any merger scenario involving the Purchaser and the Company, the timing and other details of the transaction would depend upon a variety of factors such as general economic conditions and prospects, the future prospects, asset value and earnings of the Company, the number of Shares acquired by the Purchaser pursuant to the Offer or otherwise and the statutory requirements described above. The Purchaser can give no assurance that a merger or other business combination will be proposed or that, if proposed, will not be delayed or abandoned. The Purchaser expressly reserves the right not to propose any merger or other business combination involving the Company or to propose a merger or other business combination on terms other than those set forth herein. Its ultimate decision could be affected by information hereafter obtained by the Purchaser, changes in general economic or market conditions or in the business of the Company or other factors.
     Shareholders do not have dissenters' rights as a result of the Offer. Shareholders who do not vote in favor of a merger do have certain rights pursuant to Article 13 of the NCBCA to dissent and demand determination of, and to receive payment in cash of the fair value of, their Shares. If the statutory procedures were satisfied, then the assertion of such rights could lead to a judicial determination of the fair value required to be paid in cash to such dissenting holders for their Shares. Any such judicial determination of the fair value of the Shares or the market value of their Shares could be more or less than the Offer price or the price provided for in a merger. Section 55-13-01 of the NCBCA defines "fair value" as the value of the shares immediately before the effectuation of the transaction to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the transaction unless such exclusion would be inequitable. Such "fair value" of the Shares as finally determined may be more or less than the consideration to be received by other Shareholders in a merger. Any Shareholder who asserts dissenters' rights under the NCBCA, but fails to comply with the statutory requirements of the NCBCA, is considered to have withdrawn his dissent and demand for payment.
     The foregoing summary of the rights of dissenting Shareholders does not purport to be a complete statement of the procedures to be followed by Shareholders desiring to exercise dissenters' rights. Failure to follow the steps required by the NCBCA for perfecting dissenters' rights may result in the loss of such rights.
     Except as set forth in this Offer to Purchase, based on their current knowledge of the Company neither the Purchaser nor Kuhlman has any specific plans or proposals with respect to any extraordinary corporate transaction such as a merger, reorganization or liquidation involving the Company or any of its subsidiaries, a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, any change in the present board of directors or management of the Company, any material change in the present capitalization, corporate structure, dividend policy or business of the Company or causing a class of securities of the Company to be delisted from NASDAQ or to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. Upon acquiring control of the Company, however, the Purchaser intends to initiate a thorough review of the Company and its assets, corporate structure, capitalization, operations, properties, policies, management and personnel. After the completion of such review, the Purchaser will determine what actions or changes, if any, would be desirable in light of the circumstances that then exist. The Purchaser expressly reserves the right to effect such actions or changes.
     13. SOURCE AND AMOUNT OF FUNDS. If the Purchaser purchases all Shares subject to the Stock Option Agreement, and if all of the Shares (including Shares underlying Outstanding Options but excluding Shares subject to the Stock Option Agreement) are tendered pursuant to the Offer and accepted for purchase, then the total amount of funds required by the Purchaser to purchase such Shares and to pay related fees and expenses would be approximately $35 million. The Purchaser expects to obtain all funds needed to consummate the Stock Option Agreement and the Offer by means of one or more capital contributions to be made by Kuhlman to the Purchaser.
     Kuhlman plans to use funds available in its cash accounts, together with bank borrowings, to make capital contributions in amounts sufficient to fund the approximately $35 million required to consummate the Stock Option Agreement and the Offer. Kuhlman has received commitment letters dated November 28, 1995 from NationsBank of Georgia, N.A. and The
                                       17

Chase Manhattan Bank, N.A. (the "Banks"), pursuant to which each of the Banks has agreed to provide up to $17.5 million (or a total of $35 million) of financing to pay for the acquisition of the Company, ongoing working capital needs arising in connection with such acquisition and costs and expenses of such acquisition (the "Commitment Letters"). The obligations of the Banks under the Commitment Letters are subject to terms and conditions typical of financings of such type and magnitude, including, for example, the negotiation, execution and delivery of definitive documentation, the absence of any material adverse change with respect to Kuhlman and satisfactory completion of due diligence. Kuhlman expects to repay its obligations to the Banks with funds provided by cash flows from operating activities.
     The foregoing is a summary of certain provisions of the Commitment Letters, the full texts of which have been filed as exhibits to the Schedule 14D-1 filed with the Commission by the Purchaser in connection with the Offer. Such summary is qualified in its entirety by reference to such exhibits, which are available for inspection (and copies of which may be obtained) at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that they will not be available at the regional offices of the Commission). If and when a definitive agreement relating to the Commitment Letters is executed, a copy will be filed as an exhibit to an amendment to the Schedule 14D-1.
     14. DIVIDENDS AND DISTRIBUTIONS. If, on or after the Offer Commencement Date, the Company should declare or pay any cash or stock dividend on the Common Stock or any other distributions on, or issue any rights with respect to, the Common Stock, payable or distributable to holders of record on a date prior to the transfer to the name of the Purchaser, its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer, then, without prejudice to the Purchaser's rights under Section 15, (i) the purchase price per Share payable by the Purchaser pursuant to the Offer shall be reduced by the amount of any such cash dividend or distribution and (ii) the whole of any such non-cash dividend, distribution or right shall be received and held by each tendering Shareholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering Shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.
     If, on or after the Offer Commencement Date, the Company should (i) split, combine or otherwise change the Shares or the capitalization of the Company,
(ii) issue or sell any shares of capital stock of any class, or any securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or convertible securities, other than Shares issued pursuant to and in accordance with the present terms of the Outstanding Options, or (iii) purchase or otherwise acquire any outstanding Shares, then, without prejudice to the Purchaser's rights under Section 15, the Purchaser, in its sole discretion, may make such adjustments in the purchase price and other terms of the Offer as it deems appropriate to reflect such split, combination or other change, issuance or sale or purchase or other acquisition.
     15. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Purchaser will not be required to accept for payment, purchase or pay for any Shares tendered, and may terminate or amend the Offer or postpone the acceptance for payment of and any payment for any Shares not theretofore accepted for payment or paid for, if (i) the Minimum Tender Condition or the Voting Rights Condition shall not have been satisfied or (ii) at any time after the commencement of the Offer, and before the time of payment for any such Shares, any one or more of the following conditions exist:
     (a) any change shall have occurred in the management, business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise, that may reasonably be expected to have a material adverse effect on the management, business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, considered as one enterprise (a "Material Adverse Effect");
     (b) any action or proceeding shall be instituted or pending by or before any court or governmental, administrative or regulatory agency or authority by any person, or any action or proceeding shall be threatened by any governmental authority, in any such case that has a reasonable likelihood of success, challenging the making of the Offer or the acquisition by the Purchaser of any Shares pursuant to the Offer or the Stock Option Agreement or otherwise having a Material Adverse Effect;
     (c) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange or the NASDAQ National Market System (excluding any trading halt as a result of a specified decrease in a market index), (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States generally, (iii) an outbreak or escalation of armed hostilities or other national or international calamity materially involving the United States, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any
                                       18
other event that reasonably might be expected to materially affect, the extension of credit by banks or other financial institutions, or (v) in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof;
     (d) legal proceedings shall have been commenced or threatened by any governmental authority, or any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation shall have been promulgated, enacted, entered or deemed applicable to the Offer or the Stock Option Agreement or the transactions contemplated thereby by any governmental authority or by any court, other than the application to the Offer or the Stock Option Agreement or the transactions contemplated thereby of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), that may reasonably be expected to (i) make the acceptance for payment of or payment for some or all of the Shares pursuant to the Offer or the Stock Option Agreement illegal or otherwise prohibit or materially restrict consummation of the Offer or the Stock Purchase Agreement or the transactions contemplated thereby, (ii) result in a material delay in the ability of the Purchaser, or render the Purchaser unable, to accept for payment or pay for some or all of the Shares pursuant to the Offer or the Stock Option Agreement, (iii) impose any material limitation on the ability of the Purchaser to acquire or hold or effectively to exercise all rights of ownership of the Shares acquired pursuant to the Offer and the Stock Option Agreement or (iv) otherwise have a Material Adverse Effect;
     (e) the applicable HSR Act waiting period shall not have expired or been terminated;
     (f) the Company or any of its subsidiaries, joint ventures or partnerships or other affiliates shall have (i) split, combined or otherwise changed, or authorized or proposed the split, combination or other change of, the Shares or its capitalization, (ii) acquired or otherwise caused a reduction in the number of, or authorized or proposed the acquisition or other reduction in the number of, any presently outstanding Shares or other securities or other equity interests, (iii) issued, distributed or sold, or authorized or proposed the issuance, distribution or sale of, additional Shares, other than Shares issued or sold upon exercise (in accordance with the present terms thereof) of options issued pursuant to the Option Plans, shares of any other class of capital stock or other equity interests, other voting securities, debt securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, (iv) declared, paid or proposed to declare or pay any cash dividend or other distribution on any shares of capital stock of the Company (other than stock dividends not exceeding amounts previously declared by the Company), (v) altered or proposed to alter any material term of any outstanding security or material contract, permit or license, (vi) incurred any debt otherwise than in the ordinary course of business or any debt containing, in the sole judgment of the Purchaser, burdensome covenants or security provisions, (vii) authorized, recommended, proposed or entered into an agreement (unless the Purchaser or Kuhlman is party to such agreement) with respect to any merger, consolidation, recapitalization, liquidation, dissolution, business combination, acquisition of assets, disposition of assets, release or relinquishment of any material contractual or other right of the Company or any of its subsidiaries or any comparable event not in the ordinary course of business, (viii) entered into any employment, change in control, severance, executive compensation or similar agreement, arrangement or plan with or for one or more of its employees, consultants or directors, or entered into or amended, or made grants or awards pursuant to, any agreements, arrangements or plans so as to provide for increased benefits to one or more employees, consultants or directors, or taken any action to fund, secure or accelerate the funding of compensation or benefits provided for one or more employees, consultants or directors, whether or not as a result of or in connection with the transactions contemplated by the Stock Option Agreement and the Offer, (ix) except as may be required by law, taken any action to terminate or amend any employee benefit plan (as defined in Section 3(c) of the Employee Retirement Income Security Act of 1974, as amended) of the Company or any of its subsidiaries, or the Purchaser shall become aware of any such action not previously disclosed by the Company in a publicly available filing with the Commission, or (x) amended or authorized or proposed any amendment to its Articles of Incorporation or Bylaws or similar organizational documents, or the Purchaser shall become aware that the Company or any of its subsidiaries shall have proposed or adopted any such amendment not previously disclosed by the Company in a publicly available filing with the Commission; or
     (g) a tender or exchange offer for any Shares shall be made or publicly proposed to be made by any person other than the Purchaser or Kuhlman (including the Company or any of its subsidiaries or affiliates), or it shall be publicly disclosed or the Purchaser shall otherwise learn that (i) any person, entity (including the Company or any of its subsidiaries) or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Purchaser or Kuhlman shall have acquired or proposed to acquire beneficial ownership of 5% or more of any class or series of capital stock of the Company (including the Shares), through the acquisition of stock, the formation of a group or otherwise, or shall have been granted any right, option or warrant, conditional or otherwise, to acquire beneficial ownership of 5% or more of any class or series of capital stock of the Company (including the Shares) other than acquisitions for bona fide arbitrage purposes only and except as disclosed in a
Schedule 13D or Schedule 13G on file with the Commission on the date of this Offer to Purchase, (ii) any person or group
                                       19
other than the Purchaser and Kuhlman shall enter into a definitive agreement or an agreement in principle or make a proposal with respect to a tender or exchange offer or a merger, consolidation or other business combination with or involving the Company, or with respect to any amendment of or modification to an existing such transaction, or (iii) any person other than the Purchaser or Kuhlman shall file a Notification and Report Form under the HSR Act or make a public announcement reflecting an intent to acquire the Company or any assets or securities of the Company;
which, in the sole judgment of the Purchaser in any such case, and regardless of the circumstances (including any action or inaction by the Purchaser or any of its affiliates) giving rise to any such condition, makes it inadvisable to proceed with the Offer or such acceptance for payment or payment.
     The foregoing conditions are for the sole benefit of the Purchaser and may be asserted by the Purchaser regardless of the circumstances (including any action or inaction by the Purchaser or any of its affiliates) giving rise to any such condition or may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. The failure by the Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts and circumstances, and each right shall be deemed an ongoing right that may be asserted at any time and from time to time. Any determination by the Purchaser concerning any condition or event described in this Section 15 shall be final and binding upon all parties.
     16. FEES AND EXPENSES. The Purchaser will not pay any fee or commission to any broker or dealer or any other person (other than the Information Agent as described below) for soliciting tenders pursuant to the Offer.
     Georgeson & Company Inc. has been retained by the Purchaser as Information Agent in connection with the Offer. The Information Agent may contact and provide information to Shareholders by mail, telephone, telex, telegraph or personal interview and may request brokers, dealers and nominees to forward certain material to beneficial owners. Such firm and the Depositary will each receive customary compensation from the Purchaser for services relating to the Offer, will be reimbursed for reasonable out-of-pocket expenses in connection therewith and will be indemnified against certain liabilities and expenses in connection with the Offer, including liabilities under the federal securities laws. Brokers, dealers, firms, commercial banks and trust companies will be reimbursed by the Purchaser for reasonable and necessary costs and expenses incurred by them in forwarding material to their customers.
     17. CERTAIN LEGAL MATTERS.
     GENERAL. Except as described below, based upon the Purchaser's examination of publicly available filings of the Company, the Purchaser is not aware of any approval or other action by any federal, state or foreign governmental or administrative authority that would be required for the acquisition of Shares by the Purchaser pursuant to the Offer, or of any licenses or other regulatory permits that appear to be material to the business of the Company and that would be adversely affected by the acquisition of Shares pursuant to the Offer or otherwise. Should any such approval or other action be required, it is currently contemplated that such approval or action would be sought. There is no assurance that any such approval or action, if needed, would be obtained or taken, or, if obtained or taken, would not be without substantial conditions, or that adverse consequences might not result to the business of the Company or that certain parts of the business of the Company might not have to be disposed of in the event that such approvals were not obtained or such other actions were not taken. The Purchaser's obligation under the Offer to accept for payment and pay for Shares is subject to certain conditions, including conditions relating to the legal matters discussed in this Section 17. See Section 15.
     ANTITRUST. Under the HSR Act and the rules and regulations thereunder (the "HSR Rules"), a cash tender offeror is not permitted to purchase voting securities of a target company pursuant to an offer subject to the HSR Act until the expiration of a 15-day waiting period following the furnishing of certain required information and documentary material by it to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") unless both the Antitrust Division and the FTC terminate the waiting period prior thereto. If, within that 15-day waiting period, either the Antitrust Division or the FTC requests additional information or documentary material relevant to the offer from the cash tender offeror, then the waiting period is extended until the tenth day after a proper response has been made to such request. The Purchaser expects to file the required information and documentary material in connection with the Offer on or before December 4, 1995, and, accordingly, the required waiting period should expire at 11:59 P.M., Washington, D.C. time, on December 19, 1995, unless the Purchaser receives a request for additional information or documentary material prior thereto.
                                       20

     If the acquisition of Shares is delayed pursuant to a request by the Antitrust Division or the FTC for additional information or documentary material pursuant to the HSR Act, then the Offer may, but need not, be extended, and in any event the purchase of and payment for Shares will be deferred until ten days after the Purchaser submits a proper response to such request, unless the 10-day extended period expires on or before the date when the initial 15-day period would otherwise have expired or unless the waiting period is sooner terminated by the Antitrust Division or the FTC. Any such extension will not give rise to any withdrawal rights not otherwise provided for by applicable law.
     The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the Purchaser's proposed acquisition of Shares pursuant to the Offer. Although Kuhlman and the Company engage in some related businesses, the Purchaser does not believe the acquisition of Shares pursuant to the Offer will lessen competition or result in a violation of any applicable antitrust laws. Nevertheless, at any time before or after the Purchaser's purchase of Shares pursuant to the Offer, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the purchase of Shares pursuant to the Offer or seeking the divestiture of Shares acquired by the Purchaser or the divestiture of substantial assets of either Kuhlman or the Company. Private parties may also bring legal actions under the antitrust laws. The Purchaser cannot predict what the result would be or what delay might ensue if such a challenge were made. Accordingly, if any such action or proceeding by the Antitrust Division, the FTC or any other person should be threatened, instituted or pending, the Purchaser could decline to accept payment and pay for any Shares tendered. See Section 15 for certain conditions to the Offer, including conditions with respect to litigation and certain governmental actions.
     STATE TAKEOVER STATUTES. A number of states have adopted state "takeover" statutes and regulations that purport, to varying degrees, to apply to attempts to acquire securities of corporations that are incorporated or have substantial assets, stockholders, principal executive offices or a principal place of business in such states. Except for the North Carolina Statutes discussed below, the Purchaser does not believe that any of these statutes will by their terms apply to the Offer, and the Purchaser may not have complied with certain of these statutes. The Purchaser reserves the right to challenge the applicability of any state law purporting to apply to the Offer (including the North Carolina Statutes). Nothing in this Offer to Purchase nor any action taken in connection herewith is intended as a waiver of such right. To the extent that certain provisions of these statutes or regulations may purport to apply to the Offer, the Purchaser believes that there are reasonable bases for contesting such statutes or regulations. If it were to be asserted that one or more state takeover statutes or regulations apply to the Offer, and if an appropriate court were not to determine that such statutes or regulations are inapplicable or invalid as applied to the Offer, then the Purchaser might be required to file certain information with or to receive approvals from the relevant state authorities, and the Purchaser might be unable to accept for payment or pay for Shares tendered pursuant to the Offer, or might be delayed in continuing or consummating the Offer. In such a case, the Purchaser might not be obligated to accept for payment or pay for any tendered Shares.
     THE NORTH CAROLINA STATUTES. The North Carolina Tender Offer Disclosure Act (the "Disclosure Act"), the Protection Act and the Control Act (collectively, the "North Carolina Statutes") purport to regulate tender offers.
     The Disclosure Act applies to tender offers for equity securities of a company that has its principal place of business and substantial assets in North Carolina. It purports to require the Purchaser to file a statement with the Securities Division of the North Carolina Department of State (the "North Carolina Securities Division") relating to the Offer, and it contains prohibitions against deceptive practices in connection with making a tender offer. In EURE V. GRAND METROPOLITAN LIMITED, the North Carolina Superior Court held that the Disclosure Act's 30-day waiting period prior to the commencement of a tender offer is preempted by the Exchange Act and unenforceable. The Purchaser believes that the Disclosure Act is unconstitutional as applied to the Offer. Without conceding the constitutionality of the Disclosure Act, however, the Purchaser has filed a copy of the Schedule 14D-1 relating to the Offer to the North Carolina Securities Division pursuant to the Disclosure Act. If the North Carolina Securities Division takes action under the Disclosure Act, then the Purchaser might not be obligated to accept for payment or pay for Shares tendered pursuant to the Offer. In such a case, the Purchaser might, among other things, terminate the Offer or amend the terms and conditions of the Offer. See
Section 15.
     The Protection Act purports to regulate certain business combinations of certain public corporations organized under North Carolina law, such as the Company, with a shareholder beneficially owning 20% or more of the voting stock of such corporation after the date the relevant person or entity first becomes a 20% shareholder. The statute provides, with certain exceptions, that such a corporation shall not engage at any time in any business combination with such a shareholder without approval of the holders of 95% of the outstanding shares (other than the shares owned by the 20% shareholder). Although the Purchaser is not aware of any judicial decision with respect to the constitutionality of the Protection Act, it believes that such statute may be unconstitutional. Without conceding the constitutionality of the Protection Act, however, the Purchaser intends
                                       21
to attempt to comply with the statute in pursuing any merger with the Company following consummation of the Offer. The Protection Act does not by its terms apply to the Offer itself. For further information about the Protection Act, see
Section 12 of this Offer to Purchase.
     The Control Act provides that an entity that acquires "control shares" of a publicly held North Carolina corporation may not vote those shares unless a majority of all the outstanding shares of the corporation (not including "interested shares") entitled to vote for the election of directors adopts a resolution to accord voting rights to the control shares. An entity acquires control shares whenever it acquires shares that would bring its voting power in the corporation to one of three thresholds: 20%, 33 % or 50%. As used in the Control Act, the term "interested shares" means shares of the corporation beneficially owned by any person who has acquired or proposes to acquire control shares in a control share acquisition, by any officer of the corporation or by any employee of the corporation who is also a director of the corporation. The disinterested shareholders decide whether to accord votes to such shares at the corporation's next shareholders' meeting, unless the acquiror requests management to hold a special meeting of shareholders for such purpose and files a statement divulging certain information about itself and its intended plans. If such a meeting is requested, it must be held within 50 days of such request. If the disinterested shareholders accord voting rights to the control shares and the acquiror owns a majority of all shares, then any minority shareholder may dissent and receive the "fair value" for his shares (not less than the highest price paid by the acquiror for any control shares).
     Although the Purchaser is not aware of any judicial decision with respect to the constitutionality of the Control Act, it believes that such statute may be unconstitutional as applied to the Offer. Without conceding the constitutionality of the Control Act, the Purchaser intends to attempt to comply with the Control Act in pursuing the Offer. In this connection, the Purchaser has delivered an "acquiring person statement" to the Company as required by the Control Act and has requested a special meeting of shareholders of the Company as permitted by the Control Act. The Purchaser expects the Company to honor such request by calling, within ten days hereof, a special meeting of its shareholders to be held no sooner than 30 days and no later than 50 days from the date hereof. The Control Act states that notice of the special meeting must be given as promptly as reasonably practicable and must include the Purchaser's acquiring person statement, a statement of the position or recommendation of the Company Board of Directors (or a statement that the Company Board of Directors is taking no position or making no recommendation) with respect to granting voting rights to the control shares and a statement describing Shareholders' rights of redemption and the procedure for exercising such rights.
     The Purchaser and Kuhlman believe that they will accordingly satisfy the requirements of the Control Act. If legal action is nevertheless commenced against the Purchaser or Kuhlman under the Control Act, then the Purchaser might not be obligated to accept for payment or pay for Shares tendered pursuant to the Offer. In such a case, the Purchaser might, among other things, terminate the Offer or amend the terms and conditions of the Offer. See Section 15.
     18. MISCELLANEOUS. The Offer is not being made to, nor will tenders be accepted from or on behalf of, Shareholders in any jurisdiction in which the Offer or the acceptance thereof would not be in compliance with the securities laws of such jurisdiction, but the Purchaser may, in its sole discretion, take such action as it may consider necessary to make the Offer in any such jurisdiction and extend the Offer to Shareholders in such jurisdiction. No person has been authorized to give any information or make any representation on behalf of the Purchaser not contained in the Offer, and, if given or made, such information or representation must not be relied upon as having been authorized.
     The Purchaser has filed with the Commission a Schedule 14D-1, together with exhibits, pursuant to Rule 14d-3 of the General Rules and Regulations under the Exchange Act, furnishing certain additional information with respect to the Offer. Such Schedule 14D-1 may be examined and copies may be obtained at the same places and in the same manner as set forth with respect to the information concerning the Company in Section 8 of this Offer to Purchase (except that it will not be available at the regional offices of the Commission).
                                        KUHLMAN ACQUISITION CORP.
November 29, 1995
                                       22

                                                                         Annex A
                        DIRECTORS AND EXECUTIVE OFFICERS
                                OF THE PURCHASER
     The names and titles of the directors and executive officers of the Purchaser and their principal occupations or employments during the last five years are set forth below. The address of each such director and executive officer is 3 Skidaway Village Square, Savannah, Georgia 31411. All directors and officers listed below are citizens of the United States.

                                                   PRESENT PRINCIPAL OCCUPATION
                                                   OR EMPLOYMENT AND FIVE-YEAR
              NAME AND TITLE                            EMPLOYMENT HISTORY
Robert S. Jepson, Jr.                       See description in Annex B.
  Chairman of the Board, Chief
  Executive Officer and Director
Curtis G. Anderson                          See description in Annex B.
  President and Director
Vernon J. Nagel                             See description in Annex B.
  Vice President and Treasurer
Richard A. Walker                           See description in Annex B.
  Secretary
Ward D. Richards                            Mr. Richards, who was elected as Assistant
  Assistant Secretary                       Secretary of the Purchaser on October 1,
                                            1995, has served as Senior Corporate
                                            Attorney of Kuhlman since 1993. From
                                            August 1991 to August 1993, Mr. Richards
                                            served as Corporate Attorney for Kuhlman.
                                            Prior thereto, he was an associate in the
                                            law firm of Wyatt, Tarrant & Combs.
Jeffrey R. Samuels                          Mr. Samuels, who was elected as Assistant
  Assistant Treasurer                       Treasurer of the Purchaser on October 1,
                                            1995, has served as Director of Finance
                                            since May 1993. From April 1989 to May
                                            1993, he was Controller of Burns Aerospace
                                            Corporation.

                                                                         Annex B
                        DIRECTORS AND EXECUTIVE OFFICERS
                                   OF KUHLMAN
     The names and titles of the directors and executive officers of Kuhlman and their principal occupations or employments during the last five years are set forth below. Except as otherwise indicated below, the address of each such director and executive officer is 3 Skidaway Village Square, Savannah, Georgia 31411. All directors and officers listed below are citizens of the United States.

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
Robert S. Jepson, Jr.                                           Mr. Jepson, who was elected President and Chief Executive
  Chairman of the Board, Chief                                  Officer of Kuhlman on February 10, 1993, and Chairman of
  Executive Officer and Director                                the Board on June 9, 1993, founded and was Chairman and
                                                                Chief Executive Officer of The Jepson Corporation from
                                                                1983 until its sale in 1989. The Jepson Corporation was a
                                                                diversified manufacturing company listed on the New York
                                                                Stock Exchange. Immediately preceding his election as
                                                                President and Chief Executive Officer of Kuhlman, Mr.
                                                                Jepson was, and is currently, Chairman and Chief
                                                                Executive Officer of Jepson Associates, Inc., a private
                                                                investment company. He currently serves as a director of
                                                                The Washington Water Power Company and Savannah Foods &
                                                                Industries, Inc.
Curtis G. Anderson                                              Mr. Anderson, who was elected President and Chief
  President, Chief Operating Officer and Director               Operating Officer of Kuhlman on April 26, 1994, and
                                                                director on September 8, 1993, founded and has been,
                                                                since 1986, Chairman of Anderson Capital Corporation, a
                                                                private investment company. Prior thereto, he spent 19
                                                                years in corporate and investment banking, including 14
                                                                years with Citibank and five years with The First
                                                                National Bank of Chicago where he served as Executive
                                                                Vice President, Head of Financial Products Department.
Gary G. Dillon                                                  Mr. Dillon has served as Chairman of the Board, President
  Chairman, President and Chief Executive Officer               and Chief Executive Officer of Schwitzer, Inc. since June
  of Schwitzer, Inc. and Director                               1991, having served as President and Chief Executive
                                                                Officer since April 1989. Prior thereto, he served as
                                                                President and Chief Executive Officer of Household
                                                                Manufacturing, Inc. Mr. Dillon currently serves as a
                                                                director of Household International, Inc.
Vernon J. Nagel                                                 Mr. Nagel joined Kuhlman on April 5, 1993 and was elected
  Executive Vice President of Finance,                          Vice President of Finance, Chief Financial Officer and
  Chief Financial Officer and Treasurer                         Treasurer of Kuhlman on June 9, 1993 and Executive Vice
                                                                President of Finance on February 22, 1994. He was the
                                                                Vice President of Finance, Chief Financial Officer and
                                                                Secretary of Stericycle, Inc. (medical waste management)
                                                                from January 1990 until March 1993. Prior thereto, he
                                                                served as a Vice President of The Jepson Corporation from
                                                                1985 until 1990, including Chief Financial Officer from
                                                                1989 until 1990 and Controller from 1986 until 1989.

                                      B-1

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
Richard A. Walker                                               Mr. Walker has served as an Executive Vice President or
  Executive Vice President, Chief Administrative Officer,       in a similar position with Kuhlman since        1991.
  General Counsel and Secretary                                 From 1984 until April 1991, Mr. Walker served as Vice
                                                                President, General Counsel and Secretary of Kuhlman.
                                                                Prior thereto, he was a partner in the law firm of
                                                                Harness, Dickey & Pierce.
John Zvolensky, Jr.                                             Mr. Zvolensky has served as President and Chief Executive
  President and Chief Executive Officer of                      Officer of Kuhlman Electric Corporation since July 31,
  Kuhlman Electric Corporation                                  1995. From July 1994 until joining Kuhlman Electric, he
                                                                was General Manager and Chief Operating Officer of the
                                                                Greater Cleveland Growth Association. From January 1992
                                                                to September 1993, he was President of WCI Cabinet Group,
                                                                a division of White Consolidated Industries. From 1987 to
                                                                1991, Mr. Zvolensky was President and Chief Executive
                                                                Officer of Emerson Quiet Cool.
William E. Burch                                                Mr. Burch has been a consultant from 1982 to the present
  Director                                                      and currently serves as a director of Atkinson Company.
                                                                From 1984 to 1993, he was counsel to the law firm of
                                                                Lukins & Annis in Spokane, Washington. From 1981 to 1984,
                                                                he served as Vice Chairman of Fred S. James & Co.
                                                                (insurance brokers). From 1975 to 1981, he served that
                                                                company as President and Chief Executive Officer.
Steve Cenko                                                     Mr. Cenko has been a consultant from 1985 to the present.
  Director                                                      From 1980 to 1985 he served as President of Lamb Systems
                                                                Group (engineering, manufacturing and marketing of
                                                                machine tools) and as a director and Executive Vice
                                                                President of Lamb Technicon Corporation (holding
                                                                company).
Alexander W. Dreyfoos, Jr.                                      Mr. Dreyfoos is currently serving as Chairman of the
  Director                                                      Board of Photo Electronics Corporation (broadcasting) and
                                                                WPEC TV (Palm Beach, Florida) and has served continuously
                                                                in those positions since 1963 and 1973, respectively.
William M. Kearns, Jr.                                          Mr. Kearns is currently President of W.M. Kearns & Co.,
  Director                                                      Inc. (private investment company). He was associated with
                                                                Lehman Brothers (investment banking) and its predecessor
                                                                firms for more than 33 years. From 1992 to 1994 he was an
                                                                Advisory Director of Lehman Brothers and from 1969
                                                                through 1992 he was a Managing Director of that firm. He
                                                                also serves as a director of Selective Insurance Group,
                                                                Inc. and Mountasia Entertainment International, Inc.
Robert D. Kilpatrick                                            Mr. Kilpatrick currently serves as a director of United
  Director                                                      Companies Financial Corporation. He retired as Chairman
                                                                of the Board and Chief Executive Officer of CIGNA
                                                                Corporation (insurance) in 1989 and 1988, respectively.
                                                                He served in various executive positions with CIGNA prior
                                                                thereto.
John L. Marcellus, Jr.                                          Mr. Marcellus currently serves as a director of Southern
  Director                                                      Financial Federal Savings Bank. He retired as Chairman,
                                                                President and Chief Executive Officer of Oneida Ltd.
                                                                (tableware manufacturing) in 1986.

                                      B-2

                                                                     PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND
                        NAME AND TITLE                                        FIVE-YEAR EMPLOYMENT HISTORY
George J. Michel, Jr.                                           Mr. Michel has been a private investor and consultant and
  Director                                                      Chairman of Windstar International, Inc. (management
                                                                consulting) from 1990 to the present. Prior to 1990, he
                                                                was Chairman of Stanadyne, Inc. (diversified manufacturer
                                                                of fabricated metal products) from 1985 to 1989 and Chief
                                                                Executive Officer of the same corporation from 1988 to
                                                                1989.
General H. Norman Schwarzkopf                                   General Schwarzkopf currently serves as a director of
  Director                                                      Borg Warner Security Corporation and The Washington Water
                                                                Power Company and is active as an author, lecturer and TV
                                                                consultant. He retired in August 1991 as a Four-Star
                                                                General in the U.S. Army after having served as Commander
                                                                in Chief, United States Central Command, Department of
                                                                Defense, and Commander of Operations Desert Shield and
                                                                Desert Storm.

     Facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and certificates for Shares should be sent or delivered by each Shareholder or such holder's broker, dealer, bank or other nominee to the Depositary at one of its addresses set forth below:
                        The Depositary for the Offer is:
                        HARRIS TRUST COMPANY OF NEW YORK

           By Mail:                            By Courier:                        By Hand:
      Wall Street Station                    77 Water Street                   Receive Window
         P.O. Box 1023                          4th Floor                  77 Water Street, Fifth
 New York, New York 10268-1023          New York, New York 10005                    Floor
                                                                          New York, New York 10005
                                              By Facsimile:
                                             (212) 701-7636
                                             (212) 701-7637
                                   Confirm Facsimile by Telephone to:
                                             (212) 701-7623

     Any questions or requests for assistance or additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. You may also contact your local broker, dealer, commercial bank or trust company for assistance concerning the Offer.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)

                                                                   Exhibit B

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                           COMMUNICATION CABLE, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 29, 1995
                                       BY
                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
        NEW YORK CITY TIME, ON MONDAY, JANUARY 22, 1996, UNLESS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

                BY MAIL:                                BY COURIER:                                 BY HAND:
          WALL STREET STATION                         77 WATER STREET                            RECEIVE WINDOW
             P. O. BOX 1023                              4TH FLOOR                        77 WATER STREET, FIFTH FLOOR
     NEW YORK, NEW YORK 10268-1023                NEW YORK, NEW YORK 10005                  NEW YORK, NEW YORK 10005
                                                       BY FACSIMILE:
                                                       (212) 701-7636
                                                       (212) 701-7637
                                             CONFIRM FACSIMILE BY TELEPHONE TO:
                                                       (212) 701-7623

     Delivery of this instrument to an address other than as set forth above, or transmission via a facsimile number other than as listed above, will not constitute a valid delivery.
     This Letter of Transmittal is to be completed by holders of Shares ("Shareholders" or "holders") either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the account maintained by Harris Trust Company of New York (the "Depositary") at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Each of DTC, MSTC and PDTC is a "Book-Entry Transfer Facility"; collectively, they are the "Book-Entry Transfer Facilities." Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Shareholders other than Book-Entry Shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.
[  ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
     Check Box of Applicable Book-Entry Transfer Facility:
     [ ] DTC     [ ] MSTC    [ ] PDTC
     Account Number
     Transaction Code Number
[  ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
     Name(s) of Registered Owner(s)
     Date of Execution of Notice of Guaranteed Delivery
     Name of Eligible Institution that Guaranteed Delivery
     If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
     [ ] DTC     [ ] MSTC     [ ] PDTC
     Account Number                         Transaction Code Number

                                                   DESCRIPTION OF SHARES TENDERED
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                CERTIFICATE(S) TENDERED
                       (PLEASE FILL IN, IF BLANK)                                   (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                                                 TOTAL NUMBER
                                                                                                  OF SHARES           NUMBER OF
                                                                             CERTIFICATE        REPRESENTED BY          SHARES
                                                                               NO(S).*         CERTIFICATE(S)*        TENDERED**
                                                                                TOTAL SHARES
 *  Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

Ladies and Gentlemen:
     The undersigned hereby tenders to Kuhlman Acquisition Corp., a North Carolina corporation (the "Purchaser") and a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation, the above-described shares (the "Shares") of common stock, par value $1.00 per share (the "Common Stock"), of Communication Cable, Inc., a North Carolina corporation (the "Company"), pursuant to the Purchaser's offer to purchase any and all outstanding Shares at a price of $12.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal. The Offer to Purchase and this Letter of Transmittal together constitute the "Offer." The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or other affiliates the right to purchase Shares tendered pursuant to the Offer.
     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 29, 1995 (the "Offer Commencement Date")) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and any such other Shares or securities), or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, or both, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.
     The undersigned hereby irrevocably appoints Robert S. Jepson, Jr., Curtis
G. Anderson, Vernon J. Nagel and Richard A. Walker, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time of such vote or action (and any and all other Shares or securities issued or issuable in respect thereof on or after the Offer Commencement Date), which the undersigned may be entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. A tendering Shareholder will retain the voting rights (and other rights) associated with such holder's Shares upon tendering such Shares in response to this Offer and at all times thereafter unless and until such Shares are accepted for payment. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities), and no subsequent proxies will be given with respect thereto by the undersigned. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated above and in the Offer to Purchase, this tender is irrevocable.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Shares or other securities issued or issuable in respect thereof on or after the Offer Commencement Date) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Shares or other securities issued or issuable in respect of such Shares on or after the Offer Commencement Date).
     The undersigned understands that the Purchaser's acceptance for payment of Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.
     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if such Purchaser does not accept for payment any of the Shares so tendered.
                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)
      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.
 Issue check and/or certificates to:
 Name
                                 (PLEASE PRINT)
 Address

                               (INCLUDE ZIP CODE)

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)
     To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.
 Send check and/or certificates to:
 Name
                                  PLEASE PRINT
 Address

                               (INCLUDE ZIP CODE)

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   SIGN HERE

                     (SIGNATURE(S) OF HOLDER(S) OF SHARES)
 Dated                                              , 199
 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of corporation(s) or other(s) acting in a fiduciary or representative capacity, then please set forth full title(s) and see Instruction 5.)
 Name(s)

                                 (PLEASE PRINT)
 Capacity (Full Title)
 Address

                              (INCLUDING ZIP CODE)
 Area Code and Telephone Number
 Taxpayer Identification or Social Security No.
                      (COMPLETE SUBSTITUTE W-9 ON REVERSE)
                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
 Authorized Signature
 Name
 Name of Firm
 Address

                              (INCLUDING ZIP CODE)
 Area Code and Telephone Number
 Dated                                              , 199
                                  INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer
     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution in a recognized Medallion Guarantee Program (an "Eligible Institution"). An Eligible Institution means a firm or any other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association. A verification by a notary public is not acceptable. Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Share certificates submitted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal. See Instruction 5.
     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by Shareholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all Shares tendered physically, or confirmation of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, as well as a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary by the Expiration Date and (iii) the certificates for all Shares (or confirmation of book-entry transfer of Shares into the Depositary's account at a Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.
     The method of delivery of Shares and all other required documents is at the option and risk of the tendering Shareholder. If sent by mail, the use of registered mail with return receipt requested, properly insured, is recommended.
     No alternative, conditional or contingent tenders will be accepted. All tendering Shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.
     4. PARTIAL TENDERS. This Instruction 4 is applicable to Certificate Shareholders only. If fewer than all of the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
     5. SIGNATURES ON LETTER OF TRANSMITTAL, POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, then the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     If any of the Shares tendered hereby are owned of record by two or more joint owners, then all such owners must sign this Letter of Transmittal.
     If any tendered Shares are registered in different names on several certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, then such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.
     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate powers of attorney are required unless payment is, or certificates for Shares not tendered or purchased are, to be issued to a person other than the registered owner(s). Signatures on such certificates or powers of attorney must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, then the certificates must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or powers of attorney must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. The Purchaser will pay any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates for Shares listed in this Letter of Transmittal.
     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is, and/or certificates for unpurchased Shares are, to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, then the appropriate boxes on this Letter of Transmittal should be completed.
     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.
     9. SUBSTITUTE FORM W-9. The tendering Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. Failure to provide the information on the form may subject the tendering Shareholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, then the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.
     Important: This Letter of Transmittal (or a manually executed facsimile copy thereof), together with certificates or confirmation of book-entry transfer and all other required documents or the Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date (as defined in the Offer to Purchase).
                           IMPORTANT TAX INFORMATION
     Under federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, then the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, then the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.
     Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit to the Depositary a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary or the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.
     If backup withholding applies, then the Depositary is required to withhold 31% of any payments made to the Shareholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If withholding results in an overpayment of taxes, then a refund may be obtained from the Internal Revenue Service. PURPOSE OF SUBSTITUTE FORM W-9
     In order to prevent backup withholding on payments made to a Shareholder or other payee with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of such holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) the Shareholder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Shareholder that such holder is no longer subject to backup withholding.
 WHAT NUMBER TO GIVE THE DEPOSITARY
     The Shareholder is required to give the Depositary the social security number or employer identification number of the record owner of such holder's Shares. If such Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  PAYER'S NAME:    HARRIS TRUST COMPANY OF NEW YORK
                                 PART 1 -- Please provide your TIN in the box at    Social Security Number(s) or Employer
                                 right and certify by signing and dating below.      Identification Number(s)


  SUBSTITUTE
  FORM W-9
  Department of the Treasury
                                 PART 2 -- CERTIFICATES -- Under penalties of perjury, I certify that:
                                 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and
                                 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b)
  Internal Revenue Service       I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup
  PAYER'S REQUEST FOR            withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
  TAXPAYER                       notified me that I am no longer subject to backup withholding.
  IDENTIFICATION
                                 CERTIFICATION INSTRUCTIONS -- You must cross out Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or
  NUMBER (TIN)                   dividends on your tax return.
                                 SIGNATURE                                          PART 3 --
                                 DATE                         , 199                 Awaiting TIN  [  ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
 Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future.
 I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
 Signature                                                                         Date                               , 199

     Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.
                    The Information Agent for the Offer is:
                                   GEORGESON
                                 & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                        (800) 223-2064 (call toll-free)
                (212) 440-9800 (banks and brokers call collect)

                                                             Exhibit C

           (INTERSTATE/JOHNSON LANE LETTERHEAD APPEARS HERE)

                                                         December 11, 1995

Board of Directors
Communication Cable, Inc.
Corporate Office
1378 Charleston Drive
P.O. Box 1757
Sanford, NC 27331-1757

Gentlemen:

    It is out understanding that Kuhlman Corporation ("Kuhlman") has made a tender Offer (the "Offer") to purchase not less than 80% of the common stock ("Common Stock") of Communication Cable, Inc. ("the Company") for $12.00 cash per share. The tender offer expires on January 22, 1996, and may be extended. The Board of Directors of the Company has requested Interstate/ Johnson Lane Corporation ("IJL") to determine the fairness of the Offer.

    IFJ, as part of its regular investment banking business, evaluates securities in connection with negotiated underwritings, leveraged buyouts, secondary distributions, private placements, estate and gift valuations, mergers and acquisitions, employee stock ownership plans and other activities.

    At your request, we have undertaken an independent study ofthe Offer and the Company in order to determine our Opinion of the fairness of the Offer, from a financial point of view, to the shareholders of the Common Stock of the Company (the "Opinion").

   We have developed our Opinion on the basis of the findings and conclusions arising from our conduct of due diligence with respect to the Company. In arriving at our Opinion, we have, among other things: (i) reviewed the terms and conditions of the Offer; (ii) analyzed certain historical business and financial information relating to the Company; (iii) conducted discussions with members of the senior management of the Company with respect to the business and prospects of the Company and its strategic objectives; (iv) reviewed the results of operations of certain other publicly traded companies in lines of business we believe to be reasonably similar to the business of the Company, (v) considered the financial terms of selected transactions we believe to be reasonably similar; (vi) reviewed the historical stock prices and trading volumes of the Company's Common Stock and compared them with that of certain publicly traded companies we believe to be reasonably similar to the Company; (vii) reviewed research reports with respect to the Company prepared by IJL's Research Department; (viii) conducted such other financial studies, analyses and investigations as we deemed appropriate.

Board of Directors
Communication Cable, Inc.
December 11, 1995
Page Two

   We have relied upon and assumed, without independent vertification, the accuracy and completeness of the financial and other information furnished to us by the Company. Accordingly, we do not make any warranties, nor do we express any Opinion regarding the accuracy of such information. We have also relied upon the assurances of the management of the Company that they are unaware of any facts that would make the information provided to us incomplete or misleading.

   Based on the foregoing, we are of the Opinion that from a financial point of view, the Offer is fair to the Company's shareholders. This Opinion is rendered as of the date of this letter and updates our verbal Opinion delivered on December 8, 1995.

   The foregoing Opinion is to be used solely for the information and assistance of the Board of Directors and for such uses which it, in its discretion, shall deem appropriate. Accordingly, it is understood and agreed that no person other than the Company and its officers and directors shall be allowed to use or rely upon the Opinion except with our prior written consent, which consent shall not be unreasonably withheld. We shall also furnish, for no additional fee, copies of such memoranda, reports, analyses, and other materials in support of our Opinion as you or your counsel may reasonably request. Such additional materials and the Opinion are not to be used, circulated, quoted, or otherwise referred to for any other purposes, nor are they to be filed with or referred to in whole or in any part in any registration statement, proxy statement of any other document, other than by general referece, except in accordance with our prior written consent which shall not be unreasonably withheld.


                             Sincerely,


                             INTERSTATE/JOHNSON LANE
                                CORPORATION

                             by: (Signature of James H. Glen, Jr. appears here)
                                  James H. Glen, Jr.
                                  Senior Vice President

                                                                      Exhibit D
                           ACQUIRING PERSON STATEMENT

          Kuhlman Acquisition Corp., a North Carolina corporation (the "Acquiring Person"), hereby delivers this Acquiring Person Statement to Communication Cable, Inc., a North Carolina corporation (the "Company"), upon commencement of the Acquiring Person's tender offer (the "Tender Offer") for any and all outstanding shares (the "Shares") of common stock, par value $1.00 per share, of the Company, upon the terms and subject to the conditions set forth in the Acquiring Person's Offer to Purchase dated November 29, 1995 and in the related Letter of Transmittal (the "Tender Offer Materials").

         1. The Acquiring Person was incorporated in North Carolina on July 27, 1994 and is a wholly-owned subsidiary of Kuhlman Corporation, a Delaware corporation ("Kuhlman").

     2. This Acquiring Person Statement is being given to the Company pursuant to Section 55-9A-02 of The North Carolina Business Corporation Act, as amended (the "Act").
         3. The Acquiring Person is the record and beneficial owner of 100 Shares. The Acquiring Person may also be deemed to beneficially own the Shares covered by the Stock Option Agreement (as defined below). Kuhlman, as the sole shareholder of the Acquiring Person, may be deemed to share beneficial ownership of the Shares beneficially owned by the Acquiring Person.

         On November 20, 1995, the Acquiring Person and Kuhlman entered into a Stock Option Agreement (the "Stock Option Agreement") with James R. Fore, the Company's President and Chief Executive Officer (the "Selling Stockholder"). The Stock Option Agreement covers all Shares owned by the Selling Stockholder at any time until January 15, 1996, subject to extension in certain circumstances (the "Selling Stockholder's Shares"). At the date of the Stock Option Agreement, the Selling Stockholder represented and warranted to the Acquiring Person that he owned 268,128 Shares, as well as presently exercisable options to purchase an additional 47,475 Shares. The Selling Stockholder is obligated to exercise "in-the-money" options, subject to extension in certain circumstances, upon the written request of the Acquiring Person following an exercise of either of the Put Option or the Call Option (as defined below). On the assumption that all of the Selling Stockholder's options are in-the-money, at the date of the Stock Option Agreement the Selling Stockholder's Shares consisted of 315,603 Shares. Pursuant to the Stock Option Agreement, (1) the Selling Stockholder has an option (the "Put Option") to sell all of the Selling Stockholder's Shares to the Acquiring Person at any time and from time to time until the close of business on January 15, 1996, subject to extension in certain circumstances, at a purchase price of $12.00 per share (the "Exercise Price"); and (2) the Acquiring Person has an option (the "Call Option") to purchase all of the Selling Stockholder's Shares from the Selling Stockholder at any time and from time to time after December 31, 1995 until the close of business on January 15, 1996, subject to extension in certain circumstances, at the Exercise Price. As of the close of business on November 28, 1995, the Selling Stockholder had not exercised his Put Option.

         In the Stock Option Agreement, the Selling Stockholder covenanted and agreed during the Relevant Term (as defined below), upon the written request of the Acquiring Person, to grant the Acquiring Person or its designee(s) an irrevocable proxy to vote or otherwise exercise all shareholder rights pertaining to all the Selling Stockholder's Shares as directed by the Acquiring Person or such designee(s). The term "Relevant Term" is defined in the Stock Option Agreement as the period from November 20, 1995 until the earliest to occur of (i) the acquisition by the Acquiring Person of all of the Selling Stockholder's Shares pursuant to exercise of the Put Option or the Call Option, (ii) any other acquisition by the Acquiring Person, Kuhlman or a Kuhlman affiliate of all of the Selling Stockholder's Shares, (iii) the time at which the Put Option and the Call Option may no longer be exercised (taking into account any extension) and the closings pursuant to all due and timely exercises of the Put Option and the Call Option have been consummated as required (including pursuant to any extension) or (iv) the close of business on April 20, 1996. As of the close of business on November 28, 1995, the Acquiring Person had not requested the Selling Stockholder to grant the Acquiring Person or its designee(s) an irrevocable proxy to vote or otherwise exercise shareholder rights pertaining to the Selling Stockholder's Shares.

         The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement, the full text of which has been filed as an exhibit to the Schedule 14D-1 filed with the Securities and Exchange Commission (the "Commission") by the Acquiring Person in connection with the Tender Offer.

         4. If the Tender Offer is consummated, then the Acquiring Person would acquire Shares that, when added to the Shares covered by the Stock Option Agreement and to all other Shares beneficially owned by the Acquiring Person, would entitle the Acquiring Person (but for Article 9A of the Act) to voting power in the election of directors that is equal to or greater than one-fifth of all voting power of the Shares.

         5. (a) The following description of the Acquiring Person's proposed control share acquisition of the Shares (within the meaning of Article 9A of the Act) is qualified in its entirety by the Stock Option Agreement and the Tender Offer Materials. Pursuant to the terms of the Stock Option Agreement, the Acquiring Person has the option to purchase all the Selling Stockholder's Shares. In addition, the Acquiring Person has on the date hereof commenced the Tender Offer. The Tender Offer is the Acquiring Person's offer to purchase any and all Shares at $12.00 per share, net to the seller in cash, conditioned upon, among other things, (1) there being validly tendered and not withdrawn prior to the expiration of the Tender Offer a number of Shares that, when added to the Shares beneficially owned by the Acquiring Person (including the Shares subject to the Stock Option Agreement), constitutes at least 80% of the Shares outstanding on a fully diluted basis and (2) the Acquiring Person being satisfied, in its sole discretion, that Article 9A of the Act has been complied with or is invalid or otherwise inapplicable to the Tender Offer and that all Shares then owned by the Acquiring Person have, and all Shares tendered for purchase pursuant to the Tender Offer will have, upon purchase by the Acquiring Person, the same voting rights as all other Shares not constituting "interested shares" within the meaning of such Article. The Tender Offer and withdrawal rights are scheduled to expire at 12:00 midnight, New York City time, on Monday, January 22, 1996, unless extended.

                  (b) If the Acquiring Person purchases all Shares subject to the Stock Option Agreement, and if all of the Shares (including Shares underlying outstanding options that are not subject to the Stock Option Agreement) are tendered pursuant to the Tender Offer and accepted for purchase, then the total amount of funds required by the Acquiring Person to purchase such Shares and to pay related fees and expenses would be approximately $35 million. The Acquiring Person expects to obtain all funds needed to consummate the Stock Option Agreement and the Tender Offer by means of one or more capital contributions to be made by Kuhlman to the Acquiring Person. Kuhlman plans to use funds available in its cash accounts, together with bank borrowings, to make capital contributions in amounts sufficient to fund the approximately $35 million required to consummate the Stock Option Agreement and the Tender Offer. Kuhlman has received commitment letters dated November 28, 1995 from NationsBank of Georgia, N.A. and The Chase Manhattan Bank, N.A. (the "Banks"), pursuant to which each of the Banks has agreed to provide up to $17.5 million (or a total of $35 million) of financing to pay for the acquisition of the Company, ongoing working capital needs arising in connection with such acquisition and costs and expenses of such acquisition (the "Commitment Letters"). The obligations of the Banks under the Commitment Letters are subject to terms and conditions typical of financings of such type and magnitude, including, for example, the negotiation, execution and delivery of definitive documentation, the absence of any material adverse change with respect to Kuhlman and satisfactory completion of due diligence. Kuhlman expects to repay its obligations to the Banks with funds provided by cash flows from operating activities. The foregoing summary of certain provisions of the Commitment Letters is qualified in its entirety by reference to the Commitment Letters, the full texts of which have been filed as exhibits to the Schedule 14D-1 filed with the Commission by the Acquiring Person in connection with the Tender Offer. If and when a definitive agreement relating to the Commitment Letters is executed, a copy will be filed as an exhibit to an amendment to the
Schedule 14D-1. Based upon the facts and circumstances described above in this paragraph 5, the Acquiring Person represents that (i) the transactions contemplated by the Stock Option Agreement and the Tender Offer, if consummated, will not be contrary to law and (ii) it has the financial capacity to make the proposed control share acquisition.



                                         [SIGNATURE ON THE FOLLOWING PAGE]

Dated: November 29, 1995                    KUHLMAN ACQUISITION CORP.


                                   By:  /s/ Robert S. Jepson, Jr.
                                        Robert S. Jepson, Jr.
                                        Chairman and Chief Executive Officer

***************************************************************************

                                APPENDIX

                           COMMUNICATION CABLE, INC.
P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned hereby (i) certifies that the undersigned is not an officer of Communication Cable, Inc. (the "Company"), is not an employee of the Company who is also a director of the Company and is not a person who has acquired or proposes to acquire "control shares" of the Company in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act"), (ii) appoints each of George J. Falconero and Paul L. Holland as Proxies, each with the power to appoint his substitute, and (iii) authorizes such Proxies to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on December 15, 1995 at the special meeting of shareholders to be held on January 18, 1996 or any adjournment thereof (the "Special Meeting").
   VOTING RIGHTS PROPOSAL: To grant voting rights to all of the shares of common stock of the Company at any time acquired by or for Kuhlman Acquisition Corp., directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all shares that may be acquired by Kuhlman Acquisition Corp. pursuant to its tender offer to purchase any and all outstanding shares at $12.00 per share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
              [ ]  FOR             [ ]   AGAINST             [ ]   ABSTAIN
   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted "for" the Voting Rights Proposal.
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, then please sign in full corporate name by president or other authorized officer. If a partnership, then please sign in partnership name by authorized person.
                [ ]   Wish to attend and vote shares at meeting.
Dated:
                                         Signature
                                         Signature if held jointly
 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

PLEASE READ THE FOLLOWING INSTRUCTIONS BEFORE EXECUTING YOUR VOTING INSTRUCTIONS
                           ON THE FRONT OF THIS FORM
    (Bullet) Review the Notice of Meeting and Proxy Statement and, in particular, the explanation of the Voting Rights Proposal. The Board of Directors is taking no position with respect to the Voting Rights Proposal. The shares represented hereby will be voted as indicated; if no direction is indicated, then they will be voted "for" the Voting Rights Proposal.
    (Bullet) VOTING ON THE PROPOSAL: You can vote on the proposal by marking an [x] in the appropriate block.
    (Bullet) If your shares are held by a broker or bank, then you must return your voting instructions for your shares to be represented at the meeting. Brokers and banks vote only as instructed to vote.
    (Bullet) If you wish to attend and vote your shares at the meeting, then mark an [x] in the appropriate block and sign and return the form. If you wish to authorize another person to vote your shares at the meeting, then print your representatives's name and address in the area below. A legal proxy will be issued to you or your authorized representative. Please note: If a legal proxy is issued, then your shares will not be represented at the meeting unless you or your representative attends the meeting.
    (Bullet) Note: If the address shown for you is incorrect, then notify your broker or bank directly.